UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM N-CSRS


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Global Allocation Fund, Inc.


Semi-Annual Report
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



We are pleased to present to you the management team of

Merrill Lynch Global Allocation Fund, Inc.


Dennis Stattman, who joined Merrill Lynch Investment Managers in 1989, is Senior Portfolio Manager of Merrill Lynch Global Allocation Fund.
Mr. Stattman received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago and is a CFA (R) charterholder.
Mr. Stattman's investment team includes Associate Portfolio Manager Dan Chamby and Analysts Karen Morely Westcott, James Wei, Catharine Brady Rauscher and Lisa O'Donnell. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from the Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and a master's degree from the University of Chicago and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from The College of William and Mary and a Juris Doctorate from Rutgers University School of Law.


Dennis Stattman
Senior Portfolio Manager


Table of Contents                                                      Page

A Letter From the President                                               2
A Discussion With Your Fund's Portfolio Manager                           4
Portfolio Information                                                     6
Performance Data                                                          8
Disclosure of Expenses                                                   11
Schedule of Investments                                                  12
Financial Information                                                    32
Financial Highlights                                                     35
Notes to Financial Statements                                            40
Officers and Directors                                                   46


CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its Reference Portfolio and its comparable Lipper category of Global Flexible Portfolio Funds for the period, benefiting from an asset allocation that favored equities over fixed income investments.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +6.79%, +6.38%, +6.35%, +6.89% and +6.71%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders. A full description of the Reference Portfolio can be found on page 9 of this report to shareholders.)

Fund results outpaced the +6.33% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange (FTSE) World Index, and significantly exceeded the +4.05% return of its Reference Portfolio for the six-month period. Because the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Fund's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended April 30, 2005 were as follows: the Standard & Poor's 500 (S&P 500) Index returned +3.28%; the FTSE World Index (ex-U.S.) returned +9.26%; the Merrill Lynch Treasury Index GA05 returned -.81%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned +5.03%.

The Fund also outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of +5.11% for the six months ended April 30, 2005. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Fund achieved these results in an environment that saw global equity markets rise, aided by evidence of moderately improving economic and earnings news in the United States. For the most part, the equity markets achieved the gains during the first four months of the period, when the conclusion of the U.S. presidential election in early November sparked a strong rally. During this time, the U.S. dollar continued to show signs of weakness and U.S. government bond yields increased before reversing sharply. The Federal Reserve Board (the Fed) continued to increase short-term interest rates at a measured pace, bringing the federal funds rate to 2.75% in March (and to 3% shortly after the close of the period). As short-term interest rates rose and long-term bond yields declined, the yield curve began to flatten in what Fed Chairman Alan Greenspan in February described as a "conundrum." Inflation remained relatively subdued during this time, and investors continued to wait for evidence of meaningful employment growth.

In early March, equity markets hit their peak, and declined thereafter. The reversal reflected investor reaction to many factors, including the potential for slowing economic and corporate earnings growth, higher oil prices, increased inflation expectations and the outlook for the Fed to continue raising short-term interest rates.

Over the six months as a whole, global equities enjoyed positive returns. U.S. dollar returns from international markets were often buoyed by the additional impact of the weakening U.S. dollar. During this same period, the U.S. bond market proved volatile, with the yield on the 10-year Treasury note ranging between 3.99% and 4.64%, before closing at 4.21% on April 30, 2005.


What factors contributed to the Fund's performance during the period?

The Fund's performance reflected an asset allocation strategy that included a slight underweight position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the six-month period, the Fund benefited from the aforementioned appreciation in global equity markets, notably in the United States and Asia. It also benefited from overweight positions in both the energy and materials sectors as the price of oil increased sharply and growth in Asia, particularly in China, fueled an increase in demand for raw materials. In addition, effective stock selection in the industrials and financials sectors contributed to performance, as did the Fund's overweight position in international equities compared to the Reference Portfolio.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Although it was significantly underweight in fixed income as a whole, the Fund continued to benefit from the positioning of its fixed income component. This included exposure to U.S. corporate bonds (both convertible and high yield), emerging market debt and European Union sovereign debt - all of which were favored over U.S. Treasury issues.


What changes were made to the portfolio during the period?

We continued to focus on attractively valued stocks, particularly in Asia and the United States. Our strategy over the past six months included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably in the energy and materials sectors.

We began the period with an equity weighting below that of our Reference Portfolio at 54% of net assets versus the benchmark's 60% weighting. As of April 30, 2005, the Fund's equity allocation stood at 56% of net assets, reflecting an increase primarily in our Asian equity exposure but also in our European exposure, and a slight reduction in our allocation to U.S. equity holdings.

The Fund was significantly underweight in fixed income securities for the duration of the six-month period, with approximately 21% of net assets invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S. dollar-denominated corporate bonds decreased due to profit-taking as markets appreciated, we also reduced our weighting in European sovereign bonds. This was offset by an increase in the allocation to Asian currency-denominated bonds. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.7% of the Fund's net assets was invested in convertible securities as of April 30, 2005, compared to 3.2% at October 31, 2004. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similarly to equities.

Reflecting the changes outlined above, primarily the increase in equity exposure, the Fund's cash holdings decreased slightly from 25% of net assets to 23% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, most of the Fund's cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash equivalents.

Within the equity segment, the Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, financials, health care, industrials, technology, consumer staples and utilities. The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

At April 30, 2005, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, we ended the period with an underweight in the euro and the U.S. dollar. We have small overweight positions in several Asian currencies.

Although the portfolio's equity allocation was modestly underweight relative to our Reference Portfolio at period-end, it was still higher than during most of the Fund's history. Thus, as mentioned in previous reports to shareholders, we expect the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


May 15, 2005



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Portfolio Information


Worldwide Investments as of April 30, 2005


Breakdown of Stocks &
Fixed Income Securities                        Percent of
By Country                                    Net Assets++

United States                                    30.7%
Japan                                             8.8
Germany                                           5.1
United Kingdom                                    3.6
India                                             2.5
South Korea                                       2.4
France                                            2.0
Europe                                            1.9
Australia                                         1.6
Netherlands                                       1.4
Canada                                            1.4
Singapore                                         1.2
Malaysia                                          1.0
Italy                                             0.9
Thailand                                          0.9
Brazil                                            0.7
Sweden                                            0.7
Hong Kong                                         0.6
Mexico                                            0.6
Switzerland                                       0.6
Chile                                             0.6
Taiwan                                            0.5
Cayman Islands                                    0.3
Norway                                            0.3
Indonesia                                         0.3
New Zealand                                       0.3
Spain                                             0.3
Poland                                            0.3
Belgium                                           0.2
Israel                                            0.2
Iceland                                           0.2
China                                             0.2
Ireland                                           0.1
Portugal                                          0.1
Denmark                                           0.1
Luxembourg                                        0.1
Finland                                           0.1
South Africa                                      0.0*
Vietnam                                           0.0*
Russia                                            0.0*

++ Total may not equal 100%.

 * Holdings are less than 0.1%.



Five Largest Industries*                       Percent of
(Equity Investments)                           Net Assets

Insurance                                         5.7%
Oil & Gas                                         5.7
Pharmaceuticals                                   3.9
Commercial Banks                                  3.2
Metals & Mining                                   3.1

 * For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

General Electric Company                          1.0%
Millea Holdings, Inc.                             0.9
Foster Wheeler Ltd.                               0.9
Reliance Industries Ltd.                          0.8
Nipponkoa Insurance Co., Ltd.                     0.8
Mitsui Sumitomo Insurance Co., Ltd.               0.8
Microsoft Corporation                             0.8
Pfizer, Inc.                                      0.8
American International Group, Inc.                0.7
Citigroup, Inc.                                   0.6



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Portfolio Information (concluded)

Overall Asset Exposure as of April 30, 2005

                                                         Percent of Fund's Net Assets    Reference Portfolio+++
                                                         4/30/05            10/31/04          Percentages
U.S. Equities                                             26.3*%             27.1*%             36.0%
European Equities                                          9.4*               8.8*              14.2
Pacific Basin Equities                                    18.4               15.8*               7.8
Other Equities                                             2.0                2.1                2.0
Total Equities                                            56.1*              53.8*              60.0

U.S. Dollar Denominated Fixed Income Securities            8.2                8.4               24.0
  U.S. Issuers                                             5.8                6.2                 --
  Non-U.S. Issuers                                         2.4                2.2                 --
Non-U.S. Dollar Denominated Fixed Income Securities       12.4               12.4               16.0
Total Fixed Income Securities                             20.6++             20.8++             40.0

Cash & Cash Equivalents**                                 23.3               25.4                --


  * Includes value of financial futures contracts.

 ** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 ++ Includes Preferred Stock.

+++ The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index;
    24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup
    World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Performance Data (continued)

Recent Performance Results
                                                               6-Month            12-Month           10-Year
As of April 30, 2005                                         Total Return       Total Return       Total Return
ML Global Allocation Fund, Inc.--Class A Shares*                +6.79%             +12.25%           +199.37%
ML Global Allocation Fund, Inc.--Class B Shares*                +6.38              +11.41            +181.51
ML Global Allocation Fund, Inc.--Class C Shares*                +6.35              +11.40            +177.03
ML Global Allocation Fund, Inc.--Class I Shares*                +6.89              +12.48            +207.10
ML Global Allocation Fund, Inc.--Class R Shares*                +6.71              +12.04            +193.59
FTSE World Index**                                              +6.33              +11.53            +104.52
Reference Portfolio***                                          +4.05              + 9.23            +112.22
U.S. Stocks: S&P 500 (R) Index****                              +3.28              + 6.34            +165.62
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****       +9.26              +17.00            + 70.39
U.S. Bonds: ML Treasury Index GA05++                            -0.81              + 2.77            + 84.48
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                        +5.03              +13.69            + 70.54

    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

   ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

  *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index;
      24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index GAO5; and 16%
      of the Citigroup World Government Bond Index (Ex-U.S.).

 **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
      U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
      NYSE issues.

***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

   ++ This unmanaged Index is designed to track the total return of the current coupon five-year U.S.
      Treasury bond.

 ++++ This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/05                  +12.25%          + 6.36%
Five Years Ended 4/30/05                + 9.50           + 8.32
Ten Years Ended 4/30/05                 +11.59           +10.99

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.

                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/05                  +11.41%          + 7.41%
Five Years Ended 4/30/05                + 8.66           + 8.37
Ten Years Ended 4/30/05                 +10.90           +10.90

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/05                  +11.40%          +10.40%
Five Years Ended 4/30/05                + 8.66           + 8.66
Ten Years Ended 4/30/05                 +10.73           +10.73

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/05                  +12.48%          + 6.58%
Five Years Ended 4/30/05                + 9.77           + 8.59
Ten Years Ended 4/30/05                 +11.87           +11.27

  *Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 4/30/05                                   +12.04%
Five Years Ended 4/30/05                                 + 9.33
Ten Years Ended 4/30/05                                  +11.37



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2004 and held through April 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         November 1, 2004
                                                      November 1,            April 30,             to April 30,
                                                          2004                  2005                   2005
Actual

Class A                                                  $1,000              $1,067.90                $5.62
Class B                                                  $1,000              $1,063.80                $9.57
Class C                                                  $1,000              $1,063.50                $9.57
Class I                                                  $1,000              $1,068.90                $4.33
Class R                                                  $1,000              $1,067.10                $6.91

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,019.50                $5.49
Class B                                                  $1,000              $1,015.66                $9.35
Class C                                                  $1,000              $1,015.66                $9.35
Class I                                                  $1,000              $1,020.74                $4.23
Class R                                                  $1,000              $1,018.25                $6.74

 * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
   (1.09% for Class A, 1.86% for Class B, 1.86% for Class C, .84% for Class I and 1.34% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments                                                                                         (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
Australia--1.0%   Food Products--0.0%             7,500,000  Burns Philp & Co., Ltd. (b)                          $     5,586,519

                  Metals & Mining--0.9%           3,250,000  BHP Billiton Ltd. (c)                                     41,111,457
                                                  1,000,000  Rio Tinto Ltd.                                            32,526,130
                                                  3,500,000  WMC Resources Ltd.                                        21,784,344
                                                                                                                  ---------------
                                                                                                                       95,421,931

                  Oil & Gas--0.1%                   400,000  Woodside Petroleum Ltd. (c)                                7,384,713

                                                             Total Common Stocks in Australia                         108,393,163


Belgium--0.2%     Diversified                       331,868  Belgacom SA (b)                                           12,749,635
                  Telecommunication
                  Services--0.1%

                  Leisure Equipment &               120,810  AGFA-Gevaert NV                                            3,956,822
                  Products--0.1%

                                                             Total Common Stocks in Belgium                            16,706,457


Brazil--0.5%      Metals & Mining--0.2%             118,200  Cia Vale do Rio Doce (e)                                   3,185,490
                                                    582,000  Cia Vale do Rio Doce (Sponsored) (e)                      13,502,400
                                                                                                                  ---------------
                                                                                                                       16,687,890

                  Oil & Gas--0.3%                   750,000  Petroleo Brasileiro SA (c)(e)                             31,447,500

                                                             Total Common Stocks in Brazil                             48,135,390


Canada--0.9%      Chemicals--0.0%                   290,000  Agrium Inc.                                                5,162,000

                  Communications                  8,688,000  Nortel Networks Corp. (b)                                 21,633,120
                  Equipment--0.2%

                  Media--0.2%                       701,400  Rogers Communications, Inc. Class B                       20,172,264

                  Metals & Mining--0.2%           1,300,000  Placer Dome, Inc.                                         17,368,000

                  Multiline Retail--0.1%          1,365,500  Hudson's Bay Co.                                          14,961,253

                  Oil & Gas--0.1%                   139,300  Petro-Canada                                               7,754,491
                                                     18,000  Suncor Energy, Inc.                                          666,385
                                                     75,000  Talisman Energy, Inc.                                      2,269,214
                                                                                                                  ---------------
                                                                                                                       10,690,090

                  Road & Rail--0.1%                 210,000  CP Railway Limited (USD)                                   7,333,200
                                                     90,000  Canadian Pacific Railway Ltd.                              3,151,918
                                                                                                                  ---------------
                                                                                                                       10,485,118

                                                             Total Common Stocks in Canada                            100,471,845


China--0.1%       Automobiles--0.0%               8,000,000  Denway Motors Ltd.                                         2,801,806

                  Industrial                      4,046,000  Shanghai Electric Group Corp. (b)                            871,916
                  Conglomerates--0.0%

                  Insurance--0.1%                   115,400  China Life Insurance Co. Ltd. (b)(c)(e)                    3,051,176
                                                  1,325,500  Ping An Insurance Group Co. of China Ltd.                  2,028,971
                                                                                                                  ---------------
                                                                                                                        5,080,147

                  Transportation                  3,000,000  Hainan Meilan International Airport Co., Ltd.              1,728,337
                  Infrastructure--0.0%

                                                             Total Common Stocks in China                              10,482,206


Denmark--0.1%     Commercial Banks--0.1%            333,120  Danske Bank A/S                                            9,788,962

                                                             Total Common Stocks in Denmark                             9,788,962


Finland--0.1%     Communications                    397,500  Nokia Oyj (e)                                              6,352,050
                  Equipment--0.1%

                                                             Total Common Stocks in Finland                             6,352,050


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
France--1.1%      Automobiles--0.2%                 286,580  Peugeot SA                                           $    17,040,873

                  Commercial Banks--0.2%            286,406  BNP Paribas                                               18,960,780

                  Communications                    244,500  Alcatel SA (b)(e)                                          2,630,820
                  Equipment--0.0%

                  Construction &                     83,540  Vinci SA                                                  12,595,782
                  Engineering--0.1%

                  Food & Staples                    227,087  Carrefour SA                                              11,064,560
                  Retailing--0.1%

                  Hotels, Restaurants &              68,492  Accor SA                                                   3,144,456
                  Leisure--0.0%

                  Metals & Mining--0.1%             576,764  Arcelor                                                   11,731,088

                  Oil & Gas--0.3%                   137,353  Total SA                                                  30,641,773

                  Pharmaceuticals--0.1%             101,724  Sanofi-Aventis                                             9,037,036

                                                             Total Common Stocks in France                            116,847,168


Germany--0.9%     Air Freight &                     642,649  Deutsche Post AG (c)                                      15,125,314
                  Logistics--0.2%

                  Auto Components--0.1%             176,201  Continental AG                                            13,030,220

                  Construction &                    343,081  Hochtief AG                                               10,226,329
                  Engineering--0.1%

                  Diversified Financial             167,226  Deutsche Boerse AG                                        12,678,250
                  Services--0.1%

                  Diversified                       470,452  Deutsche Telekom AG                                        8,918,786
                  Telecommunication
                  Services--0.1%

                  Electric Utilities--0.1%          135,598  E. On AG                                                  11,529,670

                  Multi-Utilities &                 366,908  RWE AG                                                    21,978,562
                  Unregulated Power--0.2%

                                                             Total Common Stocks in Germany                            93,487,131


Hong Kong--0.6%   Commercial Banks--0.2%          1,133,659  HSBC Holdings Plc Hong Kong Registered                    18,181,354

                  Industrial                      2,999,950  Hutchison Whampoa Ltd.                                    26,789,057
                  Conglomerates--0.2%

                  Real Estate--0.2%               1,000,000  Cheung Kong Holdings Ltd.                                  9,452,323
                                                  3,000,000  Wharf Holdings Ltd.                                       10,018,595
                                                                                                                  ---------------
                                                                                                                       19,470,918

                                                             Total Common Stocks in Hong Kong                          64,441,329


India--2.2%       Automobiles--0.1%                 540,000  Bajaj Auto Ltd.                                           13,521,709
                                                    300,000  Tata Motors Ltd.                                           2,830,645
                                                                                                                  ---------------
                                                                                                                       16,352,354

                  Commercial Banks--0.1%            500,000  Oriental Bank of Commerce                                  3,142,660
                                                    568,500  State Bank of India Ltd.                                   7,624,726
                                                                                                                  ---------------
                                                                                                                       10,767,386

                  Construction &                    300,000  Larsen & Toubro Ltd.                                       6,641,971
                  Engineering--0.1%

                  Construction                    1,399,331  Gujarat Ambuja Cements Ltd.                               13,544,868
                  Materials--0.1%

                  Diversified                     3,500,000  Mahanagar Telephone Nigam Ltd.                             9,330,887
                  Telecommunication
                  Services--0.1%

                  Household Products--0.1%        4,750,000  Hindustan Lever Ltd.                                      15,025,844

                  IT Services--0.4%                 897,600  Infosys Technologies Ltd.                                 38,905,735

                  Oil & Gas--0.9%                   150,000  Hindustan Petroleum Corp.                                  1,039,762
                                                  7,500,000  Reliance Industries Ltd.                                  90,763,300
                                                                                                                  ---------------
                                                                                                                       91,803,062

                  Pharmaceuticals--0.0%             100,000  Wockhardt Ltd.                                               800,382

                  Road & Rail--0.1%                 412,000  Container Corp. of India                                   8,269,781

                  Thrifts & Mortgage              1,400,000  Housing Development Finance Corp. Ltd.                    23,505,399
                  Finance--0.2%

                                                             Total Common Stocks in India                             234,947,669


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
Indonesia--0.3%   Commercial Banks--0.0%         11,000,000  Bank Danamon Indonesia Tbk PT                        $     5,361,732

                  Tobacco--0.3%                  26,299,500  HM Sampoerna Tbk PT                                       28,717,854

                                                             Total Common Stocks in Indonesia                          34,079,586


Ireland--0.1%     Commercial Banks--0.1%            878,103  Bank of Ireland                                           13,356,440

                                                             Total Common Stocks in Ireland                            13,356,440


Israel--0.2%      Communications                  3,036,217  ECI Telecom Ltd. (b)(e)                                   21,162,432
                  Equipment--0.2%                   159,588  Ectel Ltd. (b)(e)                                            555,366
                                                                                                                  ---------------
                                                                                                                       21,717,798

                  Pharmaceuticals--0.0%             150,000  Teva Pharmaceutical Industries Ltd. (e)                    4,686,000

                                                             Total Common Stocks in Israel                             26,403,798


Italy--0.7%       Commercial Banks--0.3%          1,708,178  Banca Intesa SpA                                           8,181,906
                                                  2,505,619  Capitalia SpA                                             13,472,991
                                                  1,433,107  UniCredito Italiano SpA                                    8,048,956
                                                                                                                  ---------------
                                                                                                                       29,703,853

                  Diversified                     2,175,393  Telecom Italia SpA                                         7,394,981
                  Telecommunication
                  Services--0.1%

                  Insurance--0.1%                   344,682  Fondiaria-Sai SpA                                          8,883,154

                  Oil & Gas--0.2%                   923,122  ENI SpA                                                   23,287,290

                                                             Total Common Stocks in Italy                              69,269,278

Japan--8.2%       Auto Components--0.1%             400,000  Toyota Industries Corp.                                   11,092,987

                  Automobiles--0.7%               2,100,000  Fuji Heavy Industries Ltd.                                 9,608,144
                                                    179,100  Honda Motor Co., Ltd.                                      8,613,981
                                                  3,082,000  Suzuki Motor Corp.                                        52,459,413
                                                     23,500  Toyota Motor Corp.                                           852,181
                                                                                                                  ---------------
                                                                                                                       71,533,719

                  Beverages--0.6%                     1,500  Coca-Cola Central Japan Co., Ltd.                         12,816,727
                                                    815,500  Coca-Cola West Japan Co., Ltd.                            18,727,825
                                                    692,000  Hokkaido Coca-Cola Bottling Co., Ltd.                      5,045,660
                                                  1,007,000  Kinki Coca-Cola Bottling Co., Ltd.                        11,018,961
                                                  1,477,500  Mikuni Coca-Cola Bottling Co., Ltd.                       15,524,226
                                                                                                                  ---------------
                                                                                                                       63,133,399

                  Capital Markets--0.1%             750,000  Nomura Holdings, Inc.                                      9,535,665

                  Chemicals--0.2%                 1,500,000  Asahi Kasei Corp.                                          7,215,611
                                                    500,000  Shin-Etsu Chemical Co., Ltd.                              18,422,269
                                                                                                                  ---------------
                                                                                                                       25,637,880

                  Commercial Banks--0.1%          1,500,000  The Bank of Yokohama Ltd. (b)                              8,572,176
                                                         24  Mitsubishi Tokyo Financial Group, Inc.                       207,307
                                                    699,600  Shinsei Bank Ltd.                                          3,790,528
                                                         27  Sumitomo Mitsui Financial Group, Inc.                        174,165
                                                                                                                  ---------------
                                                                                                                       12,744,176

                  Construction &                  1,900,000  JGC Corp.                                                 19,391,565
                  Engineering--0.3%               1,440,000  Kinden Corp.                                              11,985,357
                                                                                                                  ---------------
                                                                                                                       31,376,922

                  Consumer Finance--0.2%            550,000  Credit Saison Co., Ltd.                                   18,735,586

                  Diversified Financial             921,119  RHJ International (b)                                     23,544,649
                  Services--0.2%


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
Japan             Electronic Equipment            2,000,000  Hitachi Ltd.                                         $    11,728,959
(concluded)       & Instruments--0.2%               200,000  Murata Manufacturing Co., Ltd.                             9,907,554
                                                                                                                  ---------------
                                                                                                                       21,636,513

                  Food & Staples                    600,000  Ito-Yokado Co., Ltd.                                      20,653,919
                  Retailing--0.2%                   200,000  Ministop Co., Ltd.                                         3,709,058
                                                                                                                  ---------------
                                                                                                                       24,362,977

                  Food Products--0.3%             1,850,000  Ajinomoto Co., Inc.                                       22,191,844
                                                    250,000  House Foods Corp.                                          3,576,867
                                                                                                                  ---------------
                                                                                                                       25,768,711

                  Gas Utilities--0.2%             5,000,000  Tokyo Gas Co., Ltd.                                       20,062,431

                  Household Durables--0.0%          175,000  Rinnai Corp.                                               4,483,816

                  Household Products--0.1%          419,700  Rohto Pharmaceutical Co., Ltd.                             5,304,986

                  Insurance--3.0%                 8,998,600  Aioi Insurance Co., Ltd.                                  46,365,817
                                                      7,052  Millea Holdings, Inc.                                     96,050,465
                                                  9,500,350  Mitsui Sumitomo Insurance Co., Ltd.                       86,231,020
                                                 12,926,000  Nipponkoa Insurance Co., Ltd.                             86,579,893
                                                    388,000  Nissay Dowa General Insurance Co., Ltd.                    1,905,702
                                                                                                                  ---------------
                                                                                                                      317,132,897

                  Machinery--0.2%                   200,000  Fanuc Ltd.                                                11,762,899
                                                  2,500,000  Kubota Corp.                                              12,882,973
                                                                                                                  ---------------
                                                                                                                       24,645,872

                  Office Electronics--0.4%          600,000  Brother Industries Ltd.                                    5,580,549
                                                    738,000  Canon, Inc.                                               38,362,127
                                                                                                                  ---------------
                                                                                                                       43,942,676

                  Pharmaceuticals--0.8%           2,000,000  Shionogi & Co., Ltd.                                      27,777,462
                                                    750,000  Takeda Pharmaceutical Co., Ltd.                           36,476,111
                                                  1,500,000  Tanabe Seiyaku Co., Ltd.                                  15,770,490
                                                                                                                  ---------------
                                                                                                                       80,024,063

                  Real Estate--0.1%                   4,122  Marco Polo Investment Holdings Ltd. (b)                    8,242,458

                  Road & Rail--0.1%                   1,675  East Japan Railway Co.                                     8,710,407

                  Trading Companies &               250,000  Mitsubishi Corp.                                           3,423,478
                  Distributors--0.0%                 29,000  Mitsui & Co., Ltd.                                           275,054
                                                                                                                  ---------------
                                                                                                                        3,698,532

                  Wireless Telecommunication          7,470  NTT DoCoMo, Inc.                                          11,559,766
                  Services--0.1%

                                                             Total Common Stocks in Japan                             866,911,088


Malaysia--0.5%    Diversified                     2,500,000  Telekom Malaysia Bhd                                       6,352,862
                  Telecommunication
                  Services--0.1%

                  Electric Utilities--0.1%        1,000,000  Malakoff Bhd                                               1,932,087
                                                  3,000,000  Tenaga Nasional Bhd                                        8,368,421
                                                                                                                  ---------------
                                                                                                                       10,300,508

                  Food Products--0.1%             5,500,000  IOI Corp. Bhd                                             13,263,760

                  Tobacco--0.1%                     800,000  British American Tobacco Malaysia Bhd                      9,057,641

                  Wireless Telecommunication      4,500,000  Maxis Communications Bhd                                  11,430,725
                  Services--0.1%

                                                             Total Common Stocks in Malaysia                           50,405,496


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
Mexico--0.3%      Beverages--0.1%                   200,000  Fomento Economico Mexicano SA de CV (e)              $    10,210,000

                  Food Products--0.0%               700,000  Grupo Industrial Maseca SA de CV (e)                       5,873,000

                  Media--0.2%                       350,000  Grupo Televisa SA (e)                                     19,663,000

                                                             Total Common Stocks in Mexico                             35,746,000


Netherlands--0.6% Commercial Services             1,004,382  Buhrmann NV                                                8,961,242
                  & Supplies--0.1%

                  Diversified Financial             575,468  ING Groep NV CVA                                          15,907,527
                  Services--0.1%

                  Food & Staples                    682,333  Koninklijke Ahold NV (b)                                   5,179,948
                  Retailing--0.1%                   473,202  Koninklijke Ahold NV (e)(g)                                3,412,023
                                                                                                                  ---------------
                                                                                                                        8,591,971

                  Food Products--0.0%               375,000  Koninklijke Wessanen NV CVA                                5,175,118

                  Household Durables--0.1%          378,040  Koninklijke Philips Electronics NV (b)                     9,407,952

                  Insurance--0.1%                   723,374  Aegon NV                                                   9,097,915

                  Oil & Gas--0.1%                   200,000  Royal Dutch Petroleum Co. (e)                             11,751,320

                                                             Total Common Stocks in the Netherlands                    68,893,045


New Zealand--0.1% Diversified                     2,000,000  Telecom Corp. of New Zealand Ltd.                          8,906,583
                  Telecommunication
                  Services--0.1%

                                                             Total Common Stocks in New Zealand                         8,906,583


Norway--0.3%      Commercial Banks--0.1%          1,045,381  DNB NOR ASA                                                9,995,327

                  Diversified                     1,675,757  Telenor ASA                                               14,028,764
                  Telecommunication
                  Services--0.1%

                  Oil & Gas--0.1%                   772,816  Statoil ASA                                               13,605,328

                                                             Total Common Stocks in Norway                             37,629,419

Portugal--0.1%    Electric Utilities--0.1%        4,737,261  Energias de Portugal SA                                   12,868,231

                                                             Total Common Stocks in Portugal                           12,868,231


Singapore--1.2%   Commercial Banks--0.1%            800,000  Oversea-Chinese Banking Corp.                              6,570,326

                  Diversified                    12,000,000  Singapore Telecommunications Ltd.                         19,153,047
                  Telecommunication
                  Services--0.2%

                  Health Care Providers           8,100,000  Parkway Holdings Ltd.                                      8,237,823
                  & Services--0.1%

                  Industrial                      1,500,000  Fraser and Neave Ltd.                                     14,257,246
                  Conglomerates--0.4%             5,000,000  Keppel Corp. Ltd.                                         32,833,502
                                                                                                                  ---------------
                                                                                                                       47,090,748

                  Real Estate--0.2%               6,000,000  CapitaLand Ltd.                                            9,368,075
                                                  7,150,000  Keppel Land Ltd.                                          11,011,687
                                                                                                                  ---------------
                                                                                                                       20,379,762

                  Transportation                  7,552,800  SembCorp Logistics Ltd.                                    7,578,215
                  Infrastructure--0.1%

                  Wireless                       12,000,000  MobileOne Ltd.                                            15,042,941
                  Telecommunication
                  Services--0.1%

                                                             Total Common Stocks in Singapore                         124,052,862


South             Paper & Forest                    525,000  Sappi Ltd. (e)                                             5,239,500
Africa--0.0%      Products--0.0%

                                                             Total Common Stocks in South Africa                        5,239,500


South Korea--2.3% Chemicals--0.2%                 1,008,700  Samsung Fine Chemicals Co., Ltd.                          18,139,089

                  Commercial Banks--0.1%            800,000  Pusan Bank                                                 6,200,678

                  Diversified                     2,200,000  KT Corp. (e)                                              44,418,000
                  Telecommunication
                  Services--0.4%

                  Electric Utilities--0.2%          700,000  Korea Electric Power Corp.                                20,393,873


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
South Korea       Electrical Equipment--0.3%        248,000  CJ Corp.                                             $    17,796,675
(concluded)                                         550,000  LS Cable Ltd.                                             12,083,235
                                                                                                                  ---------------
                                                                                                                       29,879,910

                  Food Products--0.0%                17,500  Nong Shim Co., Ltd.                                        5,391,431

                  Metals & Mining--0.6%             210,330  POSCO                                                     38,313,089
                                                    500,000  POSCO (e)                                                 22,765,000
                                                                                                                  ---------------
                                                                                                                       61,078,089

                  Textiles, Apparel & Luxury        250,000  Cheil Industries, Inc.                                     4,276,367
                  Goods--0.0%

                  Tobacco--0.4%                   1,250,000  KT&G Corp.                                                45,220,839

                  Wireless Telecommunication        371,650  SK Telecom Co., Ltd. (e)                                   7,232,309
                  Services--0.1%                     19,640  SK Telecom Co., Ltd.                                       3,252,233
                                                                                                                  ---------------
                                                                                                                       10,484,542

                                                             Total Common Stocks in South Korea                       245,482,818


Spain--0.3%       Commercial Banks--0.1%            690,084  Banco Santander Central Hispano SA                         8,063,680

                  Diversified                       179,614  Telefonica SA (e)                                          9,160,314
                  Telecommunication
                  Services--0.1%

                  Tobacco--0.1%                     264,379  Altadis SA                                                11,238,537

                                                             Total Common Stocks in Spain                              28,462,531


Sweden--0.3%      Diversified Financial             698,497  Investor AB                                                9,178,515
                  Services--0.1%

                  Insurance--0.1%                 1,551,764  Skandia Forsakrings AB                                     7,367,655

                  Machinery--0.1%                   346,867  Volvo AB Class B                                          14,077,800

                                                             Total Common Stocks in Sweden                             30,623,970


Switzerland--0.6% Capital Markets--0.2%             512,791  Credit Suisse Group                                       21,665,937

                  Chemicals--0.1%                   585,062  Clariant AG                                                9,221,019

                  Construction                      231,584  Holcim Ltd.                                               14,121,466
                  Materials--0.1%

                  Electrical                      1,390,071  ABB Ltd. (b)                                               8,728,242
                  Equipment--0.1%

                  Insurance--0.1%                    71,150  Swiss Life Holding (b)                                     9,852,000

                                                             Total Common Stocks in Switzerland                        63,588,664


Taiwan--0.5%      Building Products--0.0%         2,000,000  Taiwan Glass Industrial Corp.                              1,796,899

                  Commercial Banks--0.1%         11,505,560  SinoPac Financial Holdings Co., Ltd.                       6,230,789
                                                  7,969,180  Taishin Financial Holdings Co., Ltd.                       7,154,471
                                                                                                                  ---------------
                                                                                                                       13,385,260

                  Diversified                     1,250,000  Chunghwa Telecom Co. Ltd. (c)(e)                          25,337,500
                  Telecommunication
                  Services--0.2%

                  Electronic Equipment            5,300,000  Delta Electronics, Inc.                                    8,479,956
                  & Instruments--0.1%

                  Machinery--0.1%                 6,000,000  Yungtay Engineering Co., Ltd.                              3,302,773

                                                             Total Common Stocks in Taiwan                             52,302,388


Thailand--0.9%    Commercial Banks--0.2%         19,000,000  Siam Commercial Bank PCL Foreign Shares                   22,728,052

                  Construction Materials--0.2%    2,500,000  Siam Cement PCL Foreign Shares                            15,061,204
                                                    641,700  Siam City Cement PCL Foreign Shares                        4,520,846
                                                                                                                  ---------------
                                                                                                                       19,582,050

                  Electronic Equipment           10,000,000  Hana Microelectronics PCL                                  4,941,713
                  & Instruments--0.1%

                  Food Products--0.0%             3,300,000  Thai Union Frozen Products PCL Foreign Shares              2,326,214

                  Household Durables--0.1%       38,000,000  Land and Houses PCL Foreign Shares                         7,053,689


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
Thailand          Oil & Gas--0.3%                 1,500,000  PTT Exploration & Production PCL                     $    13,228,586
(concluded)                                       4,500,000  PTT PCL                                                   22,807,907
                                                                                                                  ---------------
                                                                                                                       36,036,493

                  Real Estate--0.0%               9,000,000  Sansiri PCL Foreign Shares                                   652,306

                  Transportation                  4,000,000  Bangkok Expressway PCL Foreign Shares                      2,610,238
                  Infrastructure--0.0%

                                                             Total Common Stocks in Thailand                           95,930,755

United            Aerospace & Defense--0.1%       2,987,285  BAE Systems Plc                                           14,651,092
Kingdom--2.7%
                  Commercial Banks--0.8%          2,703,758  Barclays Plc                                              27,922,747
                                                  1,052,718  HBOS Plc                                                  15,629,054
                                                    495,646  HSBC Holdings Plc                                          7,935,031
                                                  1,058,607  Royal Bank of Scotland Group Plc                          32,001,259
                                                                                                                  ---------------
                                                                                                                       83,488,091

                  Food & Staples                    938,094  Boots Group Plc                                           10,794,410
                  Retailing--0.1%

                  Food Products--0.1%             1,393,552  Cadbury Schweppes Plc                                     14,031,619

                  Industrial                        778,794  Smiths Group Plc                                          12,804,709
                  Conglomerates--0.1%

                  Insurance--0.1%                 1,568,580  Prudential Plc                                            14,155,868

                  Oil & Gas--0.3%                 2,676,988  BP Plc                                                    27,318,737

                  Pharmaceuticals--0.3%           1,040,972  GlaxoSmithKline Plc                                       26,327,175

                  Specialty Retail--0.1%          1,663,472  Kesa Electricals Plc                                       8,446,260

                  Tobacco--0.1%                     734,922  Gallaher Group Plc                                        11,474,457

                  Transportation                  1,086,870  BAA Plc                                                   12,071,513
                  Infrastructure--0.1%

                  Wireless                       14,130,197  Vodafone Group Plc                                        36,982,914
                  Telecommunication                 700,000  Vodafone Group Plc (e)                                    18,298,000
                  Services--0.5%                                                                                  ---------------
                                                                                                                       55,280,914

                                                             Total Common Stocks in the United Kingdom                290,844,845


United            Aerospace & Defense--0.1%          47,000  General Dynamics Corp.                                     4,937,350
States--26.1%                                       125,000  Raytheon Co.                                               4,701,250
                                                                                                                  ---------------
                                                                                                                        9,638,600

                  Air Freight &                      70,000  FedEx Corp.                                                5,946,500
                  Logistics--0.1%

                  Auto Components--0.1%             225,000  Lear Corp.                                                 7,625,250

                  Beverages--0.3%                   281,000  Anheuser-Busch Cos., Inc.                                 13,170,470
                                                    400,000  The Coca-Cola Co.                                         17,376,000
                                                     80,000  Molson Coors Brewing Co. Class B                           4,940,000
                                                                                                                  ---------------
                                                                                                                       35,486,470

                  Biotechnology--0.0%                56,200  Amgen, Inc. (b)                                            3,271,402
                                                     50,000  Celgene Corp. (b)                                          1,895,500
                                                                                                                  ---------------
                                                                                                                        5,166,902

                  Capital Markets--0.4%             417,600  The Bank of New York Co., Inc.                            11,667,744
                                                    200,000  The Charles Schwab Corp.                                   2,070,000
                                                     25,000  Goldman Sachs Group, Inc.                                  2,669,750
                                                    699,500  Knight Trading Group, Inc. Class A (b)                     5,896,785
                                                     25,000  Lehman Brothers Holdings, Inc.                             2,293,000
                                                    175,000  Mellon Financial Corp.                                     4,845,750
                                                    250,000  Morgan Stanley                                            13,155,000
                                                                                                                  ---------------
                                                                                                                       42,598,029

                  Chemicals--0.3%                   300,000  E.I. du Pont de Nemours & Co.                             14,133,000
                                                    500,000  Hercules, Inc. (b)                                         6,615,000
                                                    289,940  Lyondell Chemical Co.                                      7,274,595
                                                                                                                  ---------------
                                                                                                                       28,022,595


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
United States     Commercial Banks--0.6%            249,900  Bank of America Corp.                                $    11,255,496
(continued)                                         400,000  Fifth Third Bancorp                                       17,400,000
                                                    213,090  Santander BanCorp                                          4,722,074
                                                    219,300  Wachovia Corp.                                            11,223,774
                                                    350,000  Wells Fargo & Co.                                         20,979,000
                                                                                                                  ---------------
                                                                                                                       65,580,344

                  Commercial Services                 8,200  ChoicePoint, Inc. (b)                                        323,654
                  & Supplies--0.2%                1,500,000  Corinthian Colleges, Inc. (b)                             21,315,000
                                                                                                                  ---------------
                                                                                                                       21,638,654

                  Communications                  2,439,300  3Com Corp. (b)                                             7,683,795
                  Equipment--0.6%                 1,375,000  ADC Telecommunications, Inc. (b)                           3,121,250
                                                  1,713,300  Cisco Systems, Inc. (b)                                   29,605,824
                                                    150,000  Comverse Technology, Inc. (b)                              3,418,500
                                                  1,200,000  JDS Uniphase Corp. (b)                                     1,776,000
                                                  1,621,200  Lucent Technologies, Inc. (b)                              3,939,516
                                                    230,000  Motorola, Inc.                                             3,528,200
                                                  1,000,000  Tellabs, Inc. (b)                                          7,760,000
                                                                                                                  ---------------
                                                                                                                       60,833,085

                  Computers &                       725,000  EMC Corp. (b)                                              9,512,000
                  Peripherals--0.7%               1,100,000  Hewlett-Packard Co.                                       22,517,000
                                                    216,700  International Business Machines Corp.                     16,551,546
                                                  1,500,000  Maxtor Corp. (b)                                           7,275,000
                                                    134,000  NCR Corp. (b)                                              4,422,000
                                                  3,000,000  Sun Microsystems, Inc. (b)                                10,890,000
                                                                                                                  ---------------
                                                                                                                       71,167,546

                  Construction &                    100,000  Chicago Bridge & Iron Co. NV                               2,238,000
                  Engineering--1.7%               6,267,500  Foster Wheeler Ltd. (b)(o)                                92,132,250
                                                  2,981,700  McDermott International, Inc. (b)                         60,558,327
                                                  3,386,300  Quanta Services, Inc. (b)                                 27,022,674
                                                                                                                  ---------------
                                                                                                                      181,951,251

                  Consumer Finance--0.0%            150,000  MBNA Corp.                                                 2,962,500

                  Containers &                      600,000  Crown Holdings, Inc. (b)                                   9,030,000
                  Packaging--0.1%                   500,000  Smurfit-Stone Container Corp. (b)                          6,555,000
                                                                                                                  ---------------
                                                                                                                       15,585,000

                  Diversified Financial             450,000  CIT Group, Inc.                                           18,126,000
                  Services--1.0%                  1,450,500  Citigroup, Inc. (h)                                       68,115,480
                                                    200,000  JPMorgan Chase & Co.                                       7,098,000
                                                    243,594  Leucadia National Corp. (c)                                8,472,199
                                                                                                                  ---------------
                                                                                                                      101,811,679

                  Diversified                        25,879  AboveNet, Inc. (b)                                           776,370
                  Telecommunication                 374,900  Alltel Corp.                                              21,354,304
                  Services--0.9%                    320,000  BellSouth Corp.                                            8,476,800
                                                     50,000  CenturyTel, Inc.                                           1,534,500
                                                    800,000  Cincinnati Bell, Inc. (b)                                  3,200,000
                                                    775,000  General Communication Class A (b)                          6,541,000
                                                    145,100  Metromedia International Group, Inc. (b)(c)                  179,924
                                                    850,000  SBC Communications, Inc.                                  20,230,000
                                                    750,000  Sprint Corp. (c)                                          16,695,000
                                                    450,000  Verizon Communications, Inc.                              16,110,000
                                                                                                                  ---------------
                                                                                                                       95,097,898

                  Electric Utilities--0.3%          183,000  DTE Energy Co.                                             8,408,850
                                                    350,000  PPL Corp.                                                 18,991,000
                                                                                                                  ---------------
                                                                                                                       27,399,850


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
United States     Electronic Equipment              200,000  Jabil Circuit, Inc. (b)                              $     5,520,000
(continued)       & Instruments--0.1%             1,200,000  Sanmina-SCI Corp. (b)                                      4,812,000
                                                                                                                  ---------------
                                                                                                                       10,332,000

                  Energy Equipment &                 89,200  Baker Hughes, Inc.                                         3,935,504
                  Services--0.9%                    391,700  ENSCO International, Inc. (c)                             12,769,420
                                                    500,000  GlobalSantaFe Corp.                                       16,800,000
                                                    146,700  Halliburton Co.                                            6,101,253
                                                    562,000  Key Energy Services, Inc. (b)                              6,322,500
                                                     50,000  Maverick Tube Corp. (b)                                    1,454,500
                                                     82,700  Noble Corp.                                                4,209,430
                                                    473,500  Rowan Cos., Inc. (b)                                      12,561,955
                                                    332,100  Schlumberger Ltd.                                         22,718,961
                                                     78,300  Tidewater, Inc.                                            2,699,001
                                                    147,400  Transocean, Inc. (b)                                       6,834,938
                                                                                                                  ---------------
                                                                                                                       96,407,462

                  Food & Staples                    200,000  CVS Corp.                                                 10,316,000
                  Retailing--0.7%                   200,000  Sysco Corp. (c)                                            6,920,000
                                                  1,000,000  Wal-Mart Stores, Inc.                                     47,140,000
                                                    200,000  Walgreen Co.                                               8,612,000
                                                                                                                  ---------------
                                                                                                                       72,988,000

                  Food Products--0.3%               230,000  Archer-Daniels-Midland Co. (c)                             4,137,700
                                                    144,000  ConAgra Foods, Inc.                                        3,852,000
                                                    320,000  Corn Products International, Inc.                          7,046,400
                                                    110,000  Ralcorp Holdings, Inc.                                     4,358,200
                                                    275,000  Sara Lee Corp.                                             5,882,250
                                                    605,000  Tyson Foods, Inc. Class A                                 10,218,450
                                                                                                                  ---------------
                                                                                                                       35,495,000

                  Health Care Equipment             250,000  Baxter International, Inc.                                 9,275,000
                  & Supplies--0.1%                  150,000  Waters Corp. (b)                                           5,944,500
                                                                                                                  ---------------
                                                                                                                       15,219,500

                  Health Care Providers             125,000  AmerisourceBergen Corp.                                    7,660,000
                  & Services--0.5%                   75,000  HCA, Inc.                                                  4,188,000
                                                    100,000  Health Management Associates, Inc. Class A                 2,473,000
                                                    100,000  Humana, Inc. (b)                                           3,465,000
                                                     50,000  LifePoint Hospitals, Inc. (b)                              2,222,500
                                                    150,000  Manor Care, Inc.                                           5,002,500
                                                    300,000  Stewart Enterprises, Inc. Class A                          1,620,000
                                                    100,000  Tenet Healthcare Corp. (b)                                 1,197,000
                                                    175,000  Triad Hospitals, Inc. (b)(c)                               8,968,750
                                                    375,000  WellChoice, Inc. (b)                                      21,075,000
                                                                                                                  ---------------
                                                                                                                       57,871,750

                  Hotels, Restaurants &              11,200  Brinker International, Inc. (b)                              378,560
                  Leisure--0.6%                      44,000  Darden Restaurants, Inc.                                   1,320,000
                                                  6,500,000  La Quinta Corp. (b)                                       56,550,000
                                                    150,000  Papa John's International, Inc. (b)                        5,142,000
                                                                                                                  ---------------
                                                                                                                       63,390,560

                  Household Durables--0.2%          850,000  Maytag Corp. (c)                                           8,236,500
                                                     11,700  NVR, Inc. (b)                                              8,404,695
                                                                                                                  ---------------
                                                                                                                       16,641,195

                  Household Products--0.0%           70,000  Kimberly-Clark Corp.                                       4,371,500


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
United States     IT Services--0.1%                 200,000  Automatic Data Processing, Inc.                      $     8,688,000
(continued)                                         154,700  SYKES Enterprises, Inc. (b)                                1,082,900
                                                                                                                  ---------------
                                                                                                                        9,770,900

                  Industrial                      2,960,000  General Electric Co.                                     107,152,000
                  Conglomerates--1.2%               751,100  Tyco International Ltd.                                   23,516,941
                                                                                                                  ---------------
                                                                                                                      130,668,941

                  Insurance--1.7%                   600,000  ACE Ltd. (h)                                              25,776,000
                                                    195,000  The Allstate Corp.                                        10,951,200
                                                  1,450,000  American International Group, Inc.                        73,732,500
                                                    264,000  Assurant, Inc.                                             8,735,760
                                                    153,300  Bristol West Holdings, Inc.                                2,311,764
                                                     88,700  Hartford Financial Services Group, Inc.                    6,419,219
                                                    179,900  Metlife, Inc.                                              6,998,110
                                                    100,000  Prudential Financial, Inc.                                 5,715,000
                                                    800,000  The St. Paul Travelers Cos., Inc.                         28,640,000
                                                     86,000  UnumProvident Corp.                                        1,437,920
                                                    200,000  XL Capital Ltd. Class A                                   14,060,000
                                                                                                                  ---------------
                                                                                                                      184,777,473

                  Internet Software &               500,000  DoubleClick, Inc. (b)                                      4,020,000
                  Services--0.1%                    974,800  webMethods, Inc. (b)                                       4,552,316
                                                                                                                  ---------------
                                                                                                                        8,572,316

                  Machinery--0.1%                    50,000  Deere & Co.                                                3,127,000
                                                    200,000  Navistar International Corp. (b)                           5,906,000
                                                                                                                  ---------------
                                                                                                                        9,033,000

                  Media--1.0%                       830,000  Comcast Corp. Class A (b)(c)                              26,651,300
                                                    250,000  The DIRECTV Group, Inc. (b)                                3,530,000
                                                    650,000  Liberty Media Corp. Class A (b)(c)                         6,526,000
                                                    100,000  Liberty Media International, Inc. Class A (b)              4,147,000
                                                    291,673  NTL, Inc. (b)(c)                                          18,661,239
                                                    550,000  Time Warner, Inc. (b)                                      9,245,500
                                                    944,363  Viacom, Inc. Class B                                      32,693,847
                                                                                                                  ---------------
                                                                                                                      101,454,886

                  Metals & Mining--1.1%             375,000  AK Steel Holding Corp. (b)                                 2,718,750
                                                    175,000  Alcoa, Inc.                                                5,078,500
                                                    543,931  Aleris International, Inc. (b)                            11,672,759
                                                    200,000  Arch Coal, Inc. (c)                                        8,868,000
                                                    100,000  Consol Energy, Inc.                                        4,324,000
                                                    450,000  Freeport-McMoRan Copper & Gold, Inc. Class B              15,597,000
                                                    900,000  Inco Limited (USD)                                        32,166,000
                                                  1,611,000  International Coal Group, Inc. (b)(g)                     22,554,000
                                                     89,682  James River Coal Co. (b)                                   2,668,936
                                                    100,000  Massey Energy Co.                                          3,611,000
                                                    116,919  Mittal Steel Co. NV (b)                                    2,800,212
                                                     90,000  United States Steel Corp.                                  3,848,400
                                                                                                                  ---------------
                                                                                                                      115,907,557

                  Multi-Utilities &                 600,000  The AES Corp. (b)                                          9,648,000
                  Unregulated Power--0.1%


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
United States     Oil & Gas--2.9%                   116,500  Amerada Hess Corp.                                   $    10,910,225
(continued)                                         839,000  Chevron Corp.                                             43,628,000
                                                    157,500  ConocoPhillips                                            16,513,875
                                                    208,000  Devon Energy Corp.                                         9,395,360
                                                  5,400,000  El Paso Corp.                                             53,946,000
                                                    720,000  Exxon Mobil Corp. (h)                                     41,061,600
                                                    450,000  Kerr-McGee Corp.                                          34,920,000
                                                    650,000  Marathon Oil Corp.                                        30,270,500
                                                    112,900  Noble Energy, Inc.                                         7,239,148
                                                    392,400  Occidental Petroleum Corp.                                27,075,600
                                                    310,000  Stone Energy Corp. (b)                                    13,931,400
                                                    275,000  Unocal Corp.                                              15,001,250
                                                    100,000  Williams Cos., Inc.                                        1,702,000
                                                                                                                  ---------------
                                                                                                                      305,594,958

                  Paper & Forest                    700,000  Bowater, Inc.                                             22,743,000
                  Products--0.3%                    209,300  Deltic Timber Corp.                                        7,419,685
                                                                                                                  ---------------
                                                                                                                       30,162,685

                  Personal Products--0.1%           150,000  The Gillette Co.                                           7,746,000

                  Pharmaceuticals--2.7%             445,670  Abbott Laboratories                                       21,909,137
                                                     22,100  Allergan, Inc.                                             1,555,619
                                                    353,000  Andrx Corp. (b)                                            7,028,230
                                                    902,100  Bristol-Myers Squibb Co.                                  23,454,600
                                                    285,000  Eli Lilly & Co.                                           16,663,950
                                                     58,000  Forest Laboratories, Inc. (b)                              2,069,440
                                                    159,200  IVAX Corp. (b)                                             3,008,880
                                                    849,000  Johnson & Johnson                                         58,266,870
                                                     39,900  King Pharmaceuticals, Inc. (b)                               319,200
                                                  1,008,200  Merck & Co., Inc.                                         34,177,980
                                                     44,000  Mylan Laboratories                                           726,000
                                                  3,083,800  Pfizer, Inc.                                              83,786,846
                                                    689,800  Schering-Plough Corp.                                     14,396,126
                                                     53,100  Watson Pharmaceuticals, Inc. (b)                           1,593,000
                                                    404,100  Wyeth                                                     18,160,254
                                                                                                                  ---------------
                                                                                                                      287,116,132

                  Real Estate--0.2%                 350,000  Aames Investment Corp.                                     2,957,500
                                                    100,000  Catellus Development Corp.                                 2,770,000
                                                     50,000  Cedar Shopping Centers, Inc.                                 690,000
                                                    700,000  Friedman Billings Ramsey Group, Inc. Class A               8,463,000
                                                    300,000  Provident Senior Living Trust (j)                          5,925,000
                                                                                                                  ---------------
                                                                                                                       20,805,500

                  Road & Rail--0.4%                 300,000  CSX Corp.                                                 12,039,000
                                                    300,000  Swift Transportation Co., Inc. (b)                         6,399,000
                                                    350,000  Union Pacific Corp.                                       22,375,500
                                                                                                                  ---------------
                                                                                                                       40,813,500

                  Semiconductors &                1,000,000  Agere Systems, Inc. Class A (b)                            1,170,000
                  Semiconductor                   2,500,000  Agere Systems, Inc. Class B (b)                            2,950,000
                  Equipment--0.3%                   200,000  Altera Corp. (b)                                           4,146,000
                                                    500,000  Cirrus Logic, Inc. (b)                                     2,110,000
                                                    821,000  Intel Corp.                                               19,309,920
                                                    380,000  Micron Technology, Inc. (b)(c)                             3,689,800
                                                                                                                  ---------------
                                                                                                                       33,375,720


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Common Stocks                                               Value
United States     Software--2.0%                  1,300,000  BMC Software, Inc. (b)                               $    21,060,000
(concluded)                                         580,000  Borland Software Corp. (b)                                 3,369,800
                                                  2,503,589  Computer Associates International, Inc.                   67,346,544
                                                    300,000  Compuware Corp. (b)                                        1,785,000
                                                  3,325,300  Microsoft Corp.                                           84,130,090
                                                  2,500,800  Siebel Systems, Inc. (b)                                  22,507,200
                                                    804,000  TIBCO Software, Inc. (b)                                   5,740,560
                                                    125,000  Veritas Software Corp. (b)                                 2,573,750
                                                                                                                  ---------------
                                                                                                                      208,512,944

                  Specialty Retail--0.1%            250,000  Home Depot, Inc.                                           8,842,500
                                                     76,600  The Sports Authority, Inc. (b)                             2,037,560
                                                                                                                  ---------------
                                                                                                                       10,880,060

                  Textiles, Apparel & Luxury      1,350,000  Unifi, Inc. (b)                                            4,144,500
                  Goods--0.0%

                  Thrifts & Mortgage                 50,000  Doral Financial Corp.                                        702,500
                  Finance--0.3%                     275,000  Fannie Mae                                                14,836,250
                                                     50,000  Freddie Mac                                                3,076,000
                                                    200,000  Washington Mutual, Inc.                                    8,264,000
                                                                                                                  ---------------
                                                                                                                       26,878,750

                  Tobacco--0.4%                     535,200  Altria Group, Inc.                                        34,782,648
                                                  2,100,000  DIMON, Inc.                                               12,495,000
                                                                                                                  ---------------
                                                                                                                       47,277,648

                  Transportation                    930,100  Macquarie Infrastructure Co. Trust (b)                    25,345,225
                  Infrastructure--0.2%

                                                             Total Common Stocks in the United States               2,769,715,815

                                                             Total Investments in Common Stocks
                                                             (Cost--$4,430,165,658)--54.0%                          5,740,766,482


                                                             Mutual Funds
South Korea--0.1%                                   500,000  Korea Fund (USD)                                          12,525,000

                                                             Total Mutual Funds in South Korea                         12,525,000


Vietnam--0.0%                                     1,272,540  Vietnam Enterprise Investments Ltd. Redeemable
                                                             Shares (b)                                                 1,679,753

                                                             Total Mutual Funds in Vietnam                              1,679,753

                                                             Total Investments in Mutual Funds
                                                             (Cost--$7,676,572)--0.1%                                  14,204,753


                                                             Preferred Stocks
Australia--0.2%   Commercial Banks--0.2%            492,000  National Australia Bank Ltd. 7.875% (d)                   18,646,800

                                                             Total Preferred Stocks in Australia                       18,646,800


United            Diversified                       104,238  McLeodUSA, Inc. Series A 2.50% (d)                            78,179
States--0.5%      Telecommunication
                  Services--0.0%

                  Insurance--0.1%                   340,000  XL Capital Ltd. 6.50% (d)                                  7,803,000

                  Oil & Gas--0.1%                    10,650  El Paso Corp. 4.99% (d)(j)                                 9,941,775

                  Thrifts & Mortgage                    385  Fannie Mae 5.375% (d)                                     35,467,309
                  Finance--0.3%

                                                             Total Preferred Stocks in the United States               53,290,263

                                                             Total Investments in Preferred Stocks
                                                             (Cost--$72,489,634)--0.7%                                 71,937,063


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country           Industry++                    Shares Held  Warrants (k)                                                Value
Japan--0.1%       Real Estate--0.1%               6,131,614  Marco Polo Investment Holdings Ltd.
                                                             (expires 8/29/2013)                                  $     9,197,421

                                                             Total Warrants in Japan                                    9,197,421


Russia--0.0%      Diversified                        47,330  Metromedia International Group, Inc.
                  Telecommunication                          (expires 6/01/2006)                                               47
                  Services--0.0%

                                                             Total Warrants in Russia                                          47


United            Construction                    4,000,000  Foster Wheeler Ltd. Class B (expires 9/24/2007) (o)        3,000,000
States--0.1%      & Engineering--0.0%

                  Diversified Financial           2,900,000  Citigroup, Inc. (expires 6/03/2005)                        5,017,000
                  Services--0.1%

                  Diversified                        10,894  AboveNet, Inc. (expires 9/08/2008)                            98,046
                  Telecommunication                  12,816  AboveNet, Inc. (expires 9/08/2010)                           115,344
                  Services--0.0%                    230,981  McLeodUSA, Inc. (expires 4/16/2007)                            2,541

                                                             Total Warrants in the United States                        8,232,931

                                                             Total Investments in Warrants
                                                             (Cost--$9,928,445)--0.2%                                  17,430,399


                                                             Rights
United            Commercial Services               836,400  Information Resources, Inc. (i)                              501,840
States--0.0%      & Supplies--0.0%
                                                             Total Rights in the United States                            501,840

                                                             Total Investments in Rights
                                                             (Cost--$1,405,152)--0.0%                                     501,840


                                     Currency          Face
                                   Denomination      Amount  Floating Rate Loan Interest (p)
United            Household            USD        6,810,000  Vitro Envases Norteamerica SA de CV,
States--0.1%      Durables--0.1%                             Term, due 2/23/2010                                        6,673,800

                  Textiles, Apparel &             9,652,088  Galey & Lord, Inc., Term, due 9/05/2009                    2,799,106
                  Luxury Goods--0.0%

                                                             Total Floating Rate Loan Interest
                                                             (Cost--$13,678,143)--0.1%                                  9,472,906


                                                             Fixed Income Securities
Australia--0.6%   Food                 USD       12,325,000  Burns, Philp Capital Property Ltd., 10.75% due
                  Products--0.1%                             2/15/2011                                                 13,619,125

                  Foreign              AUD       69,000,000  Australia Government Bond Series 705, 7.50% due
                  Government                                 7/15/2005                                                 54,068,407
                  Obligations--0.5%

                                                             Total Fixed Income Securities in Australia                67,687,532


Brazil--0.2%      Chemicals--0.1%      USD       11,000,000  Cosan SA Industria e Comercio, 9% due 11/01/2009 (j)      11,068,750

                  Commercial                      2,000,000  Banco Nacional de Desenvolvimento Economico e Social,
                  Banks--0.0%                                5.83% due 6/16/2008 (a)                                    1,992,500

                  Foreign Government             11,500,000  Brazilian Government International Bond, 8.25%
                  Obligations--0.1%                          due 1/20/2034                                             10,482,250

                                                             Total Fixed Income Securities in Brazil                   23,543,500


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                     Currency          Face
Country           Industry++       Denomination      Amount  Fixed Income Securities                                     Value
Canada--0.5%      Foreign                                    Canadian Government Bond:
                  Government           CAD          350,000      4.25% due 9/01/2008                              $       286,652
                  Obligations--0.3%              38,600,000      4% due 9/01/2010                                      31,144,213
                                                    521,000      5.25% due 6/01/2013                                      448,613
                                                    175,000      Series WL43, 5.75% due 6/01/2029                         162,404
                                                                                                                  ---------------
                                                                                                                       32,041,882

                  Wireless                                   Rogers Wireless Communications, Inc.:
                  Telecommunication    USD       11,600,000      6.135% due 12/15/2010 (a)                             11,919,000
                  Services--0.2%       CAD        6,250,000      7.625% due 12/15/2011                                  5,104,785
                                                                                                                  ---------------
                                                                                                                       17,023,785

                                                             Total Fixed Income Securities in Canada                   49,065,667

Cayman            Commercial           JPY    1,005,000,000  SMFG Finance Ltd., 2.25% due 7/11/2005
Islands--0.3%     Banks--0.2%                                (Regulation S) (b)(d)                                     20,595,244

                  Industrial           USD        7,400,000  First Pacific Finance Ltd., 0% due 1/18/2010 (d)(l)        7,538,750
                  Conglomerates--0.1%

                  Oil & Gas--0.0%                 4,750,000  Momenta/Cayman, 2.50% due 8/01/2007
                                                             (Regulation S) (d)                                         4,720,312

                                                             Total Fixed Income Securities in the Cayman Islands       32,854,306


Chile--0.6%       Electric                       70,712,690  Empresa Electrica del Norte Grande SA,
                  Utilities--0.6%                            4% due 11/05/2017                                         60,459,350

                                                             Total Fixed Income Securities in Chile                    60,459,350


China--0.1%       Industrial                      7,750,000  Hutchison Whampoa International Ltd., 5.45% due
                  Conglomerates--0.1%                        11/24/2010                                                 7,972,378

                                                             Total Fixed Income Securities in China                     7,972,378

Europe--1.9%      Commercial                                 European Investment Bank:
                  Banks--1.9%          EUR       38,750,000      3.50% due 10/15/2005                                  50,335,480
                                       GBP       60,200,000      6.125% due 12/07/2005                                115,795,002
                                       EUR       30,700,000      4% due 1/15/2007                                      40,755,595
                                                                                                                  ---------------
                                                                                                                      206,886,077

                                                             Total Fixed Income Securities in Europe                  206,886,077


France--0.9%      Commercial                     39,150,000  ERAP, 2.875% due 7/12/2006                                50,940,436
                  Banks--0.5%

                  Containers           USD        5,480,000  Crown European Holdings SA, 10.875% due 3/01/2013          6,260,900
                  & Packaging--0.1%

                  Foreign Government   EUR       23,500,000  Caisse d'Amortissement de la Dette Sociale, 4%
                  Obligations--0.3%                          due 10/25/2014                                            31,651,007


                  Software--0.0%                  1,505,000  Infogrames Entertainment SA Series WW, 4% due
                                                             4/01/2009 (d)                                              1,255,989

                                                             Total Fixed Income Securities in France                   90,108,332


Germany--4.2%     Commercial                                 Kreditanstalt fuer Wiederaufbau:
                  Banks--2.1%          GBP       34,250,000      4.125% due 6/07/2006                                  64,997,746
                                                  7,700,000      4.80% due 10/27/2006                                  14,676,751
                                       EUR       39,150,000      3.125% due 11/15/2006                                 51,232,866
                                       GBP       11,550,000      5.375% due 12/07/2007                                 22,412,788
                                                 11,550,000      4.50% due 12/07/2008                                  21,876,572
                                       EUR       38,750,000      4.25% due 7/04/2014                                   53,281,375
                                                                                                                  ---------------
                                                                                                                      228,478,098

                  Foreign Government            115,870,000  Bundesobligation Series 136, 5% due 8/19/2005            150,807,208
                  Obligations--2.1%              51,000,000  Federal State of North Rhine Westphalia
                                                             Series 387, 4.25% due 2/16/2007                           68,065,399
                                                                                                                  ---------------
                                                                                                                      218,872,607

                                                             Total Fixed Income Securities in Germany                 447,350,705


Iceland--0.2%     Foreign              ISK    1,316,000,000  Iceland Rikisbref, 7.25% due 5/17/2013                    20,323,117
                  Government
                  Obligations--0.2%

                                                             Total Fixed Income Securities in Iceland                  20,323,117


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                     Currency          Face
Country           Industry++       Denomination      Amount  Fixed Income Securities                                     Value
India--0.3%       Automobiles--0.1%    USD        8,100,000  Tata Motors Ltd., 1% due 7/31/2008 (d)(j)            $    12,818,250

                  Media--0.2%                    21,360,000  Zee Telefilms Ltd, 0.50% due 4/29/2009 (d)                21,014,481

                                                             Total Fixed Income Securities in India                    33,832,731

Italy--0.2%       Foreign Government   JPY    2,075,000,000  Italy Government International Bond, 0.375%
                  Obligations--0.2%                          due 10/10/2006                                            19,873,917

                                                             Total Fixed Income Securities in Italy                    19,873,917


Japan--0.6%       Commercial                    860,000,000  The Bank of Fukuoka Ltd., Series 2, 1.10% due
                  Banks--0.3%                                9/28/2007 (d)                                             11,802,193
                                              1,644,000,000  The Bank of Kyoto Ltd. Series 1, 1.90% due
                                                             9/30/2009 (d)                                             22,303,587
                                                                                                                  ---------------
                                                                                                                       34,105,780

                  Insurance--0.0%               735,000,000  ASIF III Jersey Ltd., 0.95% due 7/15/2009                  7,162,927

                  Leisure Equipment             771,000,000  Shoei Co., Ltd. Series 2, 0% due 12/30/2009 (d)(l)         9,039,032
                  & Products--0.1%

                  Trading Companies           1,600,000,000  Mitsubishi Corp., 0% due 6/17/2011 (d)(l)                 18,352,716
                  & Distributors--0.2%


                                                             Total Fixed Income Securities in Japan                    68,660,455


Luxembourg--0.1%  Industrial           USD        5,750,000  Tyco International Group SA, 2.75% due
                  Conglomerates--0.1%                        1/15/2018 (d)(j)                                           7,956,563

                                                             Total Fixed Income Securities in Luxembourg                7,956,563


Malaysia--0.5%    Foreign Government   MYR       38,600,000  Johor Corp., 1% due 7/31/2009 (l)                         10,361,053
                  Obligations--0.5%             156,500,000  Malaysia Government Bond Series 386X, 8.60%
                                                             due 12/01/2007                                            46,715,826
                                                                                                                  ---------------
                                                                                                                       57,076,879

                                                             Total Fixed Income Securities in Malaysia                 57,076,879


Mexico--0.3%      Household            USD       18,250,000  Vitro Envases Norteamerica SA de CV, 10.75% due
                  Durables--0.2%                             7/23/2011 (j)                                             17,793,750

                  Oil & Gas--0.1%      GBP        4,930,000  Petroleos Mexicanos, 14.50% due 3/31/2006                 10,187,857

                                                             Total Fixed Income Securities in Mexico                   27,981,607


Netherlands--0.8% Food Products--0.2%  EUR       13,200,000  Royal Numico NV, 4.25% due 6/26/2005
                                                             (Regulation S) (d)                                        17,066,174

                  Foreign Government             24,000,000  Netherlands Government Bond, 3.75% due 7/15/2014          31,922,925
                  Obligations--0.3%

                  Semiconductors                             ASM International NV (d):
                  & Semiconductor      USD        4,235,000      4.25% due 12/06/2011 (j)                               3,906,787
                  Equipment--0.3%                 1,500,000      4.25% due 12/06/2011                                   1,461,435
                                       EUR       22,850,000  Infineon Technologies Holding BV, 4.25% due
                                                             2/06/2007 (d)                                             29,867,064
                                                                                                                  ---------------
                                                                                                                       35,235,286

                                                             Total Fixed Income Securities in the Netherlands          84,224,385


New Zealand--0.2% Foreign Government   NZD       20,750,000  New Zealand Government Bond Series 216, 4.50%
                  Obligations--0.2%                          due 2/14/2016                                             19,852,205

                                                             Total Fixed Income Securities in New Zealand              19,852,205


Poland--0.3%      Foreign Government   PLN       91,500,000  Poland Government Bond, 3% due 8/24/2016                  27,613,888
                  Obligations--0.3%

                                                             Total Fixed Income Securities in Poland                   27,613,888


South Korea--0.1% Wireless             USD       15,750,000  LG Telecom Ltd, 8.25% due 7/15/2009 (j)                   16,310,857
                  Telecommunication
                  Services--0.1%

                                                             Total Fixed Income Securities in South Korea              16,310,857


Sweden--0.4%      Foreign Government                         Sweden Government Bond:
                  Obligations--0.4%    SEK       28,100,000      Series 1040, 6.50% due 5/05/2008                       4,400,682
                                                203,500,000      Series 3101, 4% due 12/01/2008                        35,825,574
                                                                                                                  ---------------
                                                                                                                       40,226,256

                                                             Total Fixed Income Securities in Sweden                   40,226,256


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                     Currency          Face
Country           Industry++       Denomination      Amount  Fixed Income Securities                                     Value
United            Commercial           GBP       17,000,000  Bank Nederlandse Gemeenten, 4.625% due 12/07/2006    $    32,434,093
Kingdom--0.9%     Banks--0.4%                     3,850,000  International Bank for Reconstruction &
                                                             Development, 7.125% due 7/30/2007                          7,728,780
                                                                                                                  ---------------
                                                                                                                       40,162,873

                  Diversified                                Colt Telecom Group Plc:
                  Telecommunication    EUR       20,150,000      2% due 3/29/2006                                      29,654,540
                  Services--0.4%                 11,575,000      2% due 4/03/2007 (Regulation S) (d)                   17,931,373
                                                                                                                  ---------------
                                                                                                                       47,585,913

                  Foreign Government                         United Kingdom Gilt:
                  Obligations--0.0%    GBP          260,000      7.25% due 12/07/2007                                     529,643
                                                     85,000      8% due 6/07/2021                                         226,274
                                                                                                                  ---------------
                                                                                                                          755,917

                  Insurance--0.1%      USD        7,000,000  Swiss Life Finance Ltd., 2% due 5/20/2005 (d)              7,953,750

                                                             Total Fixed Income Securities in the United Kingdom       96,458,453


United            Aerospace                       3,700,000  GenCorp, Inc., 5.75% due 4/15/2007 (d)                     4,060,750
States--4.5%      & Defense--0.0%

                  Airlines--0.0%                  4,941,985  Northwest Airlines, Inc. Series 1999-3-B, 9.485%
                                                             due 10/01/2016                                             3,111,314

                  Biotechnology--0.2%                        Abgenix, Inc. (d):
                                                 12,765,000      3.50% due 3/15/2007                                   11,679,975
                                                  5,000,000      1.75% due 12/15/2011 (j)                               4,000,000
                                                                                                                  ---------------
                                                                                                                       15,679,975

                  Communications                 11,200,000  Corning, Inc., 7% due 3/15/2007                           11,214,000
                  Equipment--0.2%                 5,790,000  Lucent Technologies, Inc., 8% due 8/01/2031 (d)            5,927,512
                                                                                                                  ---------------
                                                                                                                       17,141,512

                  Construction                   55,593,750  Foster Wheeler LLC Series A, 10.359% due
                  & Engineering--0.8%                        9/15/2011 (o)                                             58,790,391
                                                 14,765,000  J Ray McDermott SA, 11% due 12/15/2013 (j)                16,315,325
                                                  9,000,000  McDermott, Inc., 8.75% due 5/19/2023                       9,045,000
                                                                                                                  ---------------
                                                                                                                       84,150,716

                  Consumer                          170,000  HSBC Finance Corp., 6.40% due 6/17/2008                      179,956
                  Finance--0.0%                   3,805,000  Triad Acquisition Corp., 11.125% due 5/01/2013 (j)         3,780,267
                                                                                                                  ---------------
                                                                                                                        3,960,223

                  Containers                     10,050,000  Anchor Glass Container Corp., 11% due 2/15/2013            8,140,500
                  & Packaging--0.1%               5,904,000  Crown Cork & Seal Co., Inc., 7.50% due 12/15/2096          5,047,920
                                                                                                                  ---------------
                                                                                                                       13,188,420

                  Diversified Financial             120,000  American Honda Finance Corp., 3.85% due 11/06/2008           117,690
                  Services--0.3%                             General Electric Capital Corp.:
                                       JPY    1,350,000,000      0.10% due 12/20/2005                                  12,866,684
                                              1,500,000,000      1.40% due 11/02/2006                                  14,559,129
                                                                                                                  ---------------
                                                                                                                       27,543,503

                  Diversified                                MCI, Inc.:
                  Telecommunication    USD       14,051,000      5.908% due 5/01/2007                                  14,261,765
                  Services--1.5%                 14,051,000      6.688% due 5/01/2009                                  14,507,657
                                                  9,624,000      7.735% due 5/01/2014                                  10,417,980
                                                122,057,412  Metromedia International Group, Inc. Series B,
                                                             10.50% due 9/30/2007 (l)                                 122,057,960
                                                                                                                  ---------------
                                                                                                                      161,245,362

                  Gas Utilities--0.0%             3,470,000  Aventine Renewable Energy Holdings, Inc., 9.01%
                                                             due 12/15/2011 (a)(j)                                      3,157,700

                  Health Care Providers           2,297,000  Beverly Enterprises, Inc., 7.875% due 6/15/2014            2,515,215
                  & Services--0.1%               10,000,000  Tenet Healthcare Corp., 9.25% due 2/01/2015 (j)           10,000,000
                                                                                                                  ---------------
                                                                                                                       12,515,215

                  Hotels, Restaurants            20,800,000  Uno Restaurant Corp., 10% due 2/15/2011 (j)               20,592,000
                  & Leisure--0.2%


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                     Currency          Face
Country           Industry++       Denomination      Amount  Fixed Income Securities                                     Value
United States     Insurance--0.1%      USD          170,000  AIG SunAmerica Global Financing VII, 5.85% due
(concluded)                                                  8/01/2008                                            $       177,589
                                                  4,945,000  Fortis Insurance NV, 7.75% due 1/26/2008 (d)(j)            5,016,702
                                                                                                                  ---------------
                                                                                                                        5,194,291

                  Multi-Utilities      GBP        3,393,000  The AES Corp., 8.375% due 3/01/2011                        6,480,261
                  & Unregulated        USD       10,200,000  Calpine Corp., 7.625% due 4/15/2006                        7,038,000
                  Power--0.5%                                Calpine Generating Co. LLC (a):
                                                 28,300,000      6.31% due 4/01/2009                                   28,158,500
                                                 15,500,000      8.831% due 4/01/2010                                  14,492,500
                                                                                                                  ---------------
                                                                                                                       56,169,261

                  Oil & Gas--0.1%                 6,425,000  McMoRan Exploration Co., 5.25% due 10/06/2011 (d)          8,344,469

                  Semiconductors                 22,400,000  Conexant Systems, Inc., 4% due 2/01/2007 (d)              19,236,000
                  & Semiconductor                 9,050,000  LSI Logic Corp., 4% due 11/01/2006 (d)                     8,812,437
                  Equipment--0.3%                                                                                 ---------------
                                                                                                                       28,048,437

                  Wireless                       14,325,000  Nextel Communications, Inc., 5.25% due
                  Telecommunication                          1/15/2010 (d)                                             14,181,750
                  Services--0.1%

                                                             Total Fixed Income Securities in the United States       478,284,898

                                                             Total Investments in Fixed Income Securities
                                                             (Cost--$1,826,788,276)--18.7%                          1,984,604,058


                                                             U.S. Government Obligations
                                                 73,373,877  U.S. Treasury Inflation Indexed Bonds, 1.625%
                                                             due 1/15/2015                                             73,577,342
                                                             U.S. Treasury Notes (h):
                                                 23,250,000      4% due 6/15/2009                                      23,393,499
                                                 23,100,000      4.75% due 5/15/2014                                   24,079,948

                                                             Total Investments in U.S. Government Obligations
                                                             (Cost--$118,948,589)--1.1%                               121,050,789



                                                 Beneficial
                                                   Interest  Other Interests (f)
United            Diversified          USD       19,750,000  AboveNet, Inc. (Litigation Trust Certificates)                     0
States--0.0%      Telecommunication                   5,700  McLeodUSA, Inc. (Litigation Trust Certificates)                    0
                  Services--0.0%                 35,000,000  WilTel Communications Group, Inc. (Litigation
                                                             Trust Certificates)                                                0

                                                             Total Investments in Other Interests
                                                             (Cost--$0)--0.0%                                                   0


                                                       Face
                                                     Amount  Short-Term Securities
Singapore--0.4%   Time                 SGD       61,601,080  SGD Time Deposit, 1.97% due 5/13/2005                     37,688,027
                  Deposits--0.4%
                                                             Total Short-Term Securities in Singapore                  37,688,027


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

                                     Currency    Beneficial
                                   Denomination    Interest  Short-Term Securities                                       Value
                                       USD    2,269,603,830  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                             Series I (m)                                         $ 2,269,603,830
                                                142,706,937  Merrill Lynch Liquidity Series, LLC Money
                                                             Market Series (m)(n)                                     142,706,937

                                                             Total Short-Term Securities in the United States       2,412,310,767

                                                             Total Investments in Short-Term Securities             2,449,998,794
                                                             (Cost--$2,449,724,117)--23.1%

                                                             Total Investments (Cost--$8,930,804,586)--98.0%       10,409,967,084


                                                  Number of
                                                  Contracts  Call Options Written
Options--0.3%                                         2,500  3Com Corp., expiring January 2006 at USD 5,
                                                             Broker UBS Warburg                                          (37,500)
                                                      3,326  Andrx Corp., expiring June 2005 at USD 17.5,
                                                             Broker Citigroup Global Market                             (964,540)
                                                             BMC Software, Inc.:
                                                     10,000      expiring January 2006 at USD 15, Broker Credit
                                                                 Suisse First Boston                                  (2,750,000)
                                                      3,000      expiring January 2006 at USD 15, Broker UBS
                                                                 Warburg                                                (825,000)
                                                      3,800  Borland Software Corp., expiring January 2006 at
                                                             USD 5, Broker Deutsche Bank AG                             (627,000)
                                                      5,000  Cirrus Logic, Inc., expiring January 2006 at USD 5,
                                                             Broker Deutsche Bank AG                                    (275,000)
                                                      4,000  Cisco Systems, Inc., expiring January 2006 at
                                                             USD 17.5, Broker Deutsche Bank AG                          (660,000)
                                                             Corinthian Colleges, Inc.:
                                                      3,000      expiring May 2005 at USD 15, Broker UBS Warburg         (75,000)
                                                      2,000      expiring January 2006 at USD 15, Broker Deutsche
                                                                 Bank AG                                                (410,000)
                                                      1,911      expiring January 2006 at USD 20, Broker
                                                                 Citigroup Global Market                                (152,880)
                                                      3,000      expiring January 2006 at USD 20, Broker Credit
                                                                 Suisse First Boston                                    (240,000)
                                                        772      expiring January 2006 at USD 20, Broker
                                                                 Goldman Sachs                                           (61,760)
                                                      1,545      expiring January 2006 at USD 20, Broker
                                                                 Morgan Stanley                                         (123,600)
                                                        772      expiring January 2006 at USD 20, Broker UBS
                                                                 Securities                                              (61,760)
                                                      2,000      expiring January 2006 at USD 20, Broker UBS
                                                                 Warburg                                                (160,000)
                                                      5,000  El Paso Corp., expiring January 2006 at USD 12.5,
                                                             Broker Deutsche Bank AG                                    (325,000)
                                                      2,000  Intel Corp., expiring January 2006 at USD 22.5,
                                                             Broker Credit Suisse First Boston                          (560,000)
                                                      2,000  Jabil Circuit, Inc., expiring January 2006 at
                                                             USD 20, Broker Credit Suisse First Boston                (1,760,000)
                                                      1,000  Massey Energy Co., expiring January 2006 at
                                                             USD 35, Broker Citigroup Global Market                     (630,000)
                                                             McDermott International, Inc.:
                                                        437      expiring May 2005 at USD 12.5, Broker
                                                                 Deutsche Bank AG                                       (353,970)
                                                      1,145      expiring May 2005 at USD 15, Broker UBS Warburg        (652,650)
                                                      1,069      expiring May 2005 at USD 17.5, Broker UBS Warburg      (374,150)
                                                      2,511      expiring January 2006 at USD 17.5, Broker
                                                                 Citigroup Global Market                              (1,481,490)
                                                      1,266      expiring January 2006 at USD 17.5, Broker
                                                                 Credit Suisse First Boston                             (746,940)
                                                        850      expiring January 2006 at USD 17.5, Broker
                                                                 Deutsche Bank AG                                       (501,500)
                                                        579      expiring January 2006 at USD 17.5, Broker
                                                                 Morgan Stanley                                         (341,610)
                                                      1,060      expiring January 2006 at USD 17.5, Broker UBS
                                                                 Warburg                                                (625,400)
                                                      3,451      expiring January 2006 at USD 20, Broker
                                                                 Citigroup Global Market                              (1,449,420)
                                                      1,549      expiring January 2006 at USD 20, Broker
                                                                 Deutsche Bank AG                                       (650,580)
                                                      2,000      expiring January 2006 at USD 25, Broker UBS
                                                                 Securities                                             (490,000)
                                                      1,000  Merck & Co., Inc., expiring January 2006 at
                                                             USD 27.5, Broker Morgan Stanley                            (710,000)
                                                      2,000  Nokia Oyj, expiring January 2006 at USD 15,
                                                             Broker Goldman Sachs & Co.                                 (420,000)


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                                  Number of
                                                  Contracts  Call Options Written                                        Value
Options                                                      Nortel Networks Corp.:
(concluded)                                          10,000      expiring January 2006 at USD 2.5, Broker
                                                                 Morgan Stanley                                   $     (550,000)
                                                     24,780      expiring January 2006 at USD 2.5, Broker
                                                                 UBS Warburg                                          (1,362,900)
                                                             Quanta Services, Inc.:
                                                      1,155      expiring May 2005 at USD 7.5, Broker
                                                                 Deutsche Bank AG                                        (63,525)
                                                      1,204      expiring August 2005 at USD 7.5, Broker
                                                                 Susquehanna                                            (126,420)
                                                      1,914      expiring November 2005 at USD 7.5, Broker
                                                                 Citigroup Global Market                                (239,250)
                                                      1,541      expiring January 2006 at USD 10, Broker
                                                                 Morgan Stanley                                          (92,460)
                                                      1,542      expiring January 2006 at USD 10, Broker
                                                                 UBS Warburg                                             (92,520)
                                                             Siebel Systems, Inc.:
                                                     10,008      expiring January 2006 at USD 7.5, Broker
                                                                 Citigroup Global Market                              (2,051,640)
                                                      5,000      expiring January 2006 at USD 7.5, Broker
                                                                 Goldman Sachs                                        (1,025,000)
                                                      5,000      expiring January 2006 at USD 7.5, Broker
                                                                 UBS Warburg                                          (1,025,000)
                                                        766  The Sports Authority, Inc., expiring October 2005
                                                             at USD 25, Broker Deutsche Bank AG                         (329,380)
                                                      8,040  TIBCO Software, Inc., expiring November 2005 at
                                                             USD 7.5, Broker UBS Warburg                                (804,000)
                                                      3,000  Tyson Foods, Inc. Class A, expiring January 2006
                                                             at USD 17.5, Broker Deutsche Bank AG                       (345,000)
                                                             webMethods, Inc.:
                                                      5,850      expiring October 2005 at USD 5, Broker
                                                                 Morgan Stanley                                         (438,750)
                                                      3,899      expiring October 2005 at USD 5.01, Broker
                                                                 UBS Warburg                                            (292,425)
                                                                                                                  ---------------
                                                                                                                     (28,335,020)

                                                             Total Investments in Call Options Written
                                                             (Premiums Received--$30,223,942)--0.3%                  (28,335,020)

                  Total Investments, Net of Options Written (Cost--$8,900,580,644*)--97.7%                         10,381,632,064
                  Other Assets Less Liabilities--2.3%                                                                 239,008,449
                                                                                                                  ---------------
                  Net Assets--100.0%                                                                              $10,620,640,513
                                                                                                                  ===============

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost, including options                     $   8,911,693,473
                                                          =================
    Gross unrealized appreciation                         $   1,690,729,476
    Gross unrealized depreciation                             (220,790,885)
                                                          -----------------
    Net unrealized appreciation                           $   1,469,938,591
                                                          =================

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
    This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Floating rate note.

(b) Non-income producing security.

(c) Security, or a portion of security, is on loan.

(d) Convertible security.

(e) Depositary Receipts.

(f) Other interests represent beneficial interest in liquidiation trusts and other reorganization entities and are non-income producing.

(g) Restricted securities as to resale, representing 0.2% of net assets, were as follows:

                               Acquisition
    Issue                        Date(s)                 Cost          Value

    International Coal
      Group, Inc.          12/06/2004-12/14/2004    $ 16,501,425   $ 22,554,000
    Koninklijke Ahold NV*        12/11/2003            2,811,386      3,412,023
                                                    ------------   ------------
    Total                                           $ 19,312,811   $ 25,966,023
                                                    ============   ============

      * Depositary Receipts.

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i) The rights entitle the holders to potential cash distributions pending litigation settlements.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Schedule of Investments (concluded)                          (in U.S. dollars)


(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l) Represents a zero coupon or step bond: the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(m) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                       Net             Interest
    Affiliate                                                        Activity            Income
    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $215,430,649      $24,416,417
    Merrill Lynch Liquidity Series, LLC Money Market Series       $106,027,387      $    70,708

(n) Security was purchased with the cash proceeds from securities loans.

(o) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                                                                   Interest/
                                                          Net          Purchase        Sales         Realized       Dividend
    Affiliate                                           Activity         Cost           Cost      Gains (Losses)     Income
    Foster Wheeler Ltd.                             (8,833,412)      $44,383,382*   $23,314,582     $3,301,447        +++
    Foster Wheeler Ltd. (Convertible Preferred)       (104,914)           --        $44,383,382*        --            +++
    Foster Wheeler Ltd. (Class B) (Warrants)              --              --             --             --            +++
    Foster Wheeler Ltd.:
       10.359% due 9/15/2011 (Series A)              27,450,000      $27,450,000*        --             --         $2,955,407
       10.359% due 9/15/2011 (Series B)            (27,450,000)           --        $27,450,000*        --             --

    +++ Non-income producing security.

      * Shares were exchanged due to a corporate action.

(p) Floating rate loan interests in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks, or (iii) the certificate of deposit rate.

    Financial futures contracts purchased as of April 30, 2005 were as follows:

                                                                                                    Unrealized
    Number of                                                   Expiration                         Appreciation
    Contracts              Issue                Exchange           Date          Face Value       (Depreciation)
     2,610             EJ Euro Stoxx         Euronext Paris     June 2005      $ 99,403,071        $ (1,421,093)
      479                   FTSE                 LIFFE          June 2005        45,643,038          (1,767,410)
      271             Nikkei 225 Index           OSAKA          June 2005        30,605,360          (2,269,374)
      148              S&P 500 Index              NYSE          June 2005        42,618,287              246,213
                                                                                                   -------------
    Total Unrealized Depreciation--Net                                                             $ (5,211,664)
                                                                                                   =============

    Financial futures contracts sold as of April 30, 2005 were as follows:


    Number of                                                   Expiration                            Unrealized
    Contracts              Issue                Exchange           Date          Face Value         Depreciation
       95         Japanese Government Bond       Tokyo          June 2005      $124,382,425        $ (2,848,666)

    Forward foreign exchange contracts as of April 30, 2005 were as follows:

                                                                                                      Unrealized
    Foreign Currency Sold                                    Settlement Date                        Depreciation
    AUD 10,400,000                                              July 2005                          $   (169,363)
                                                                                                   -------------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$7,907,640)                                           $   (169,363)
                                                                                                   =============

    Currency Abbreviations:

       AUD   Australian Dollar
       CAD   Canadian Dollar
       EUR   Euro Dollar
       GBP   Great Britain Pound
       ISK   Icelandic Crona
       JPY   Japanese Yen
       MYR   Malaysian Ringgit
       NZD   New Zealand Dollar
       PLN   Polish Zloty
       SEK   Swedish Krona
       SGD   Singapore Dollar
       USD   U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Statement of Assets and Liabilities

As of April 30, 2005
Assets

         Investments in unaffiliated securities, at value (including securities loaned
         of $138,229,115)(identified cost--$6,425,423,031)                                                        $ 7,843,733,676
         Investments in affiliated securities, at value (identified cost--$2,505,381,555)                           2,566,233,408
         Foreign cash (cost--$337,452,041)                                                                            336,226,336
         Cash                                                                                                           8,833,938
         Receivables:
             Interest (including $894,531 from affiliates)                                     $    44,620,672
             Capital shares sold                                                                    27,446,066
             Dividends                                                                              19,927,516
             Securities sold                                                                        15,460,312
             Variation margin                                                                          806,609
             Securities lending                                                                         12,116        108,273,291
                                                                                               ---------------
         Prepaid expenses and other assets                                                                              1,134,142
                                                                                                                  ---------------
         Total assets                                                                                              10,864,434,791
                                                                                                                  ---------------

Liabilities

         Collateral on securities loaned, at value                                                                    142,706,937
         Options written, at value (premiums received--$30,223,942)                                                    28,335,020
         Unrealized depreciation on forward foreign exchange contracts                                                    169,363
         Deferred foreign capital gain tax                                                                                 93,510
         Payables:
             Securities purchased                                                                   43,685,891
             Capital shares redeemed                                                                15,866,691
             Investment adviser                                                                      5,515,001
             Distributor                                                                             4,274,301
             Other affiliates                                                                        3,147,564         72,489,448
                                                                                               ---------------    ---------------
         Total liabilities                                                                                            243,794,278
                                                                                                                  ---------------

Net Assets

         Net assets                                                                                               $10,620,640,513
                                                                                                                  ===============

Net Assets Consist of

         Class A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                            $    24,216,949
         Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                               13,267,001
         Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                 14,472,057
         Class I Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                                 13,758,987
         Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                  228,923
         Paid-in capital in excess of par                                                                           8,830,369,632
         Undistributed investment income--net                                                  $    30,949,315
         Undistributed realized capital gains--net                                                 221,760,748
         Unrealized appreciation--net                                                            1,471,616,901
                                                                                               ---------------
         Total accumulated earnings--net                                                                            1,724,326,964
                                                                                                                  ---------------
         Net Assets                                                                                               $10,620,640,513
                                                                                                                  ===============

Net Asset Value

         Class A--Based on net assets of $3,955,355,301 and 242,169,490 shares outstanding                        $         16.33
                                                                                                                  ===============
         Class B--Based on net assets of $2,122,267,603 and 132,670,005 shares outstanding                        $         16.00
                                                                                                                  ===============
         Class C--Based on net assets of $2,252,057,291 and 144,720,566 shares outstanding                        $         15.56
                                                                                                                  ===============
         Class I--Based on net assets of $2,254,342,713 and 137,589,871 shares outstanding                        $         16.38
                                                                                                                  ===============
         Class R--Based on net assets of $36,617,605 and 2,289,228 shares outstanding                             $         16.00
                                                                                                                  ===============

         See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Statement of Operations

For the Six Months Ended April 30, 2005
Investment Income

         Interest (net of $10,361 foreign withholding tax and including $27,371,824
         from affiliates)                                                                                         $    77,630,322
         Dividends (net of $4,304,120 foreign withholding tax)                                                         75,709,172
         Securities lending--net                                                                                           70,708
                                                                                                                  ---------------
         Total income                                                                                                 153,410,202
                                                                                                                  ---------------

Expenses

         Investment advisory fees                                                              $    38,059,250
         Account maintenance and distribution fees--Class B                                         10,974,478
         Account maintenance and distribution fees--Class C                                          9,997,960
         Account maintenance fees--Class A                                                           4,763,472
         Transfer agent fees--Class A                                                                2,103,862
         Transfer agent fees--Class B                                                                1,413,350
         Transfer agent fees--Class C                                                                1,302,106
         Transfer agent fees--Class I                                                                1,167,135
         Custodian fees                                                                              1,055,250
         Accounting services                                                                           869,526
         Printing and shareholder reports                                                              168,840
         Registration fees                                                                             101,304
         Professional fees                                                                              75,978
         Account maintenance and distribution fees--Class R                                             72,240
         Pricing fees                                                                                   50,652
         Directors' fees and expenses                                                                   25,326
         Transfer agent fees--Class R                                                                   15,809
         Other                                                                                          92,862
                                                                                               ---------------
         Total expenses before waiver                                                               72,309,400
         Waiver of expenses                                                                        (3,574,232)
                                                                                               ---------------
         Total expenses after waiver                                                                                   68,735,168
                                                                                                                  ---------------
         Investment income--net                                                                                        84,675,034
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

         Realized gain on:
             Investments--net (including $23,293 in foreign capital gain and $3,301,447
             from affiliates)                                                                      245,775,080
             Financial futures contracts--net                                                          525,000
             Options written--net                                                                    4,281,286
             Foreign currency transactions--net                                                      9,586,111        260,167,477
                                                                                               ---------------
         Change in unrealized appreciation/depreciation on:
             Investments--net (includes $9,939 deferred foreign capital gain tax credit)           267,736,767
             Financial futures contracts--net                                                      (6,123,246)
             Options written--net                                                                    8,280,709
             Foreign currency transactions--net                                                    (4,500,952)        265,393,278
                                                                                               ---------------    ---------------
         Total realized and unrealized gain--net                                                                      525,560,755
                                                                                                                  ---------------
         Net Increase in Net Assets Resulting from Operations                                                     $   610,235,789
                                                                                                                  ===============

         See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Statements of Changes in Net Assets
                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

         Investment income--net                                                                $    84,675,034    $   104,463,973
         Realized gain--net                                                                        260,167,477        378,403,324
         Change in unrealized appreciation/depreciation--net                                       265,393,278        524,900,034
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                      610,235,789      1,007,767,331
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

         Investment income--net:
             Class A                                                                              (67,569,219)       (91,382,369)
             Class B                                                                              (32,907,332)       (51,423,881)
             Class C                                                                              (29,670,456)       (28,501,031)
             Class I                                                                              (39,415,207)       (51,844,795)
             Class R                                                                                 (438,549)          (136,942)
         Realized gain--net:
             Class A                                                                              (40,397,160)                 --
             Class B                                                                              (24,717,612)                 --
             Class C                                                                              (21,446,555)                 --
             Class I                                                                              (22,165,323)                 --
             Class R                                                                                 (272,891)                 --
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends & distributions to shareholders     (279,000,304)      (223,289,018)
                                                                                               ---------------    ---------------

Capital Share Transactions

         Net increase in net assets derived from capital share transactions                      1,075,535,696      1,422,983,251
                                                                                               ---------------    ---------------

Redemption Fees

         Redemption fees                                                                                39,879             24,086
                                                                                               ---------------    ---------------

Net Assets

         Total increase in net assets                                                            1,406,811,060      2,207,485,650
         Beginning of period                                                                     9,213,829,453      7,006,343,803
                                                                                               ---------------    ---------------
         End of period*                                                                        $10,620,640,513    $ 9,213,829,453
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $    30,949,315    $   116,275,044
                                                                                               ===============    ===============

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Financial Highlights
                                                                                              Class A

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,             For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.75    $    14.27   $    11.17   $    12.50   $    14.30
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net***                                       .16           .23          .28          .35          .39
         Realized and unrealized gain (loss)--net                        .90          1.72         3.23       (1.19)        (.20)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                               1.06          1.95         3.51        (.84)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions:
             Investment income--net                                    (.30)         (.47)        (.41)        (.48)        (.30)
             Realized gain--net                                        (.18)            --           --        (.01)       (1.69)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions                             (.48)         (.47)        (.41)        (.49)       (1.99)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    16.33    $    15.75   $    14.27   $    11.17   $    12.50
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                          6.79%++        13.90%       32.10%      (7.08%)        1.27%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

         Expenses, net of waiver                                      1.09%*         1.13%        1.18%        1.19%        1.19%
                                                                  ==========    ==========   ==========   ==========   ==========
         Expenses                                                     1.16%*         1.18%        1.22%        1.22%        1.24%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net                                       1.93%*         1.54%        2.28%        2.85%        2.92%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

         Net assets, end of period (in thousands)                 $3,955,355    $3,442,396   $2,675,367   $2,051,843   $1,846,554
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           16.01%        42.58%       45.28%       58.42%       44.87%
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns exclude the effects of sales charges.

         *** Based on average shares outstanding.

          ++ Aggregate total investment return.

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class B

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,             For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.44    $    13.99   $    10.96   $    12.25   $    14.04
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net***                                       .09           .11          .19          .25          .27
         Realized and unrealized gain (loss)--net                        .89          1.69         3.15       (1.16)        (.19)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .98          1.80         3.34        (.91)          .08
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions:
             Investment income--net                                    (.24)         (.35)        (.31)        (.37)        (.18)
             Realized gain--net                                        (.18)            --           --        (.01)       (1.69)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions                             (.42)         (.35)        (.31)        (.38)       (1.87)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    16.00    $    15.44   $    13.99   $    10.96   $    12.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                          6.38%++        13.08%       31.05%      (7.75%)         .47%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

         Expenses, net of waiver                                      1.86%*         1.89%        1.96%        1.96%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========
         Expenses                                                     1.93%*         1.95%        2.00%        2.00%        2.00%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net                                       1.16%*          .75%        1.52%        2.04%        2.08%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

         Net assets, end of period (in thousands)                 $2,122,268    $2,159,322   $2,094,428   $1,787,415   $2,650,313
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           16.01%        42.58%       45.28%       58.42%       44.87%
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns exclude the effects of sales charges.

         *** Based on average shares outstanding.

          ++ Aggregate total investment return.

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class C

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,             For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.04    $    13.66   $    10.72   $    12.02   $    13.83
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net***                                       .09           .11          .17          .25          .27
         Realized and unrealized gain (loss)--net                        .86          1.65         3.10       (1.14)        (.19)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .95          1.76         3.27        (.89)          .08
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions:
             Investment income--net                                    (.25)         (.38)        (.33)        (.40)        (.20)
             Realized gain--net                                        (.18)            --           --        (.01)       (1.69)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions                             (.43)         (.38)        (.33)        (.41)       (1.89)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    15.56    $    15.04   $    13.66   $    10.72   $    12.02
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                          6.35%++        13.08%       31.03%      (7.76%)         .42%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

         Expenses, net of waiver                                      1.86%*         1.90%        1.96%        1.96%        1.97%
                                                                  ==========    ==========   ==========   ==========   ==========
         Expenses                                                     1.93%*         1.96%        2.00%        2.00%        2.01%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net                                       1.17%*          .78%        1.45%        2.10%        2.12%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

         Net assets, end of period (in thousands)                 $2,252,057    $1,698,382   $  865,342   $  521,679   $  346,124
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           16.01%        42.58%       45.28%       58.42%       44.87%
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns exclude the effects of sales charges.

         *** Based on average shares outstanding.

          ++ Aggregate total investment return.

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class I

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,             For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.80    $    14.31   $    11.20   $    12.53   $    14.33
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net***                                       .18           .27          .32          .38          .42
         Realized and unrealized gain (loss)--net                        .90          1.72         3.23       (1.19)        (.20)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                               1.08          1.99         3.55        (.81)          .22
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions:
             Investment income--net                                    (.32)         (.50)        (.44)        (.51)        (.33)
             Realized gain--net                                        (.18)            --           --        (.01)       (1.69)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions                             (.50)         (.50)        (.44)        (.52)       (2.02)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    16.38    $    15.80   $    14.31   $    11.20   $    12.53
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                          6.89%++        14.21%       32.42%      (6.83%)        1.52%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

         Expenses, net of waiver                                       .84%*          .88%         .94%         .94%         .94%
                                                                  ==========    ==========   ==========   ==========   ==========
         Expenses                                                      .91%*          .94%         .97%         .98%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net                                       2.19%*         1.79%        2.55%        3.09%        3.14%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

         Net assets, end of period (in thousands)                 $2,254,343    $1,893,248   $1,370,866   $1,168,632   $1,284,915
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           16.01%        42.58%       45.28%       58.42%       44.87%
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns exclude the effects of sales charges.

         *** Based on average shares outstanding.

          ++ Aggregate total investment return.

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Financial Highlights (concluded)
                                                                                                   Class R

                                                                                For the Six        For the       For the Period
                                                                                Months Ended      Year Ended   January 3, 2003++
The following per share data and ratios have been derived                        April 30,       October 31,     to October 31,
from information provided in the financial statements.                              2005             2004             2003
Per Share Operating Performance

         Net asset value, beginning of period                                  $      15.44       $      14.04       $      11.43
                                                                               ------------       ------------       ------------
         Investment income--net***                                                      .14                .21                .08
         Realized and unrealized gain--net                                              .89               1.66               2.71
                                                                               ------------       ------------       ------------
         Total from investment operations                                              1.03               1.87               2.79
                                                                               ------------       ------------       ------------
         Less dividends and distributions:
             Investment income--net                                                   (.29)              (.47)              (.18)
             Realized gain--net                                                       (.18)                 --                 --
                                                                               ------------       ------------       ------------
         Total dividends and distributions                                            (.47)              (.47)              (.18)
                                                                               ------------       ------------       ------------
         Net asset value, end of period                                        $      16.00       $      15.44       $      14.04
                                                                               ============       ============       ============

Total Investment Return**

         Based on net asset value per share                                       6.71%++++             13.60%         24.57%++++
                                                                               ============       ============       ============

Ratios to Average Net Assets

         Expenses, net of waiver                                                     1.34%*              1.38%             1.42%*
                                                                               ============       ============       ============
         Expenses                                                                    1.41%*              1.45%             1.47%*
                                                                               ============       ============       ============
         Investment income--net                                                      1.69%*              1.35%             1.93%*
                                                                               ============       ============       ============

Supplemental Data

         Net assets, end of period (in thousands)                              $     36,618       $     20,482       $        341
                                                                               ============       ============       ============
         Portfolio turnover                                                          16.01%             42.58%             45.28%
                                                                               ============       ============       ============

           * Annualized.

          ** Total investment returns exclude the effects of sales charges.

         *** Based on average shares outstanding.

          ++ Commencement of operations.

        ++++ Aggregate total investment return.

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from ..70% to .65% for average daily net assets in excess of $5 billion, from ..65% to .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2005, MLIM earned fees of $38,059,250, of which $3,574,232 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)



                                             Account
                                         Maintenance           Distribution
                                                 Fee                    Fee

Class A                                         .25%                     --
Class B                                         .25%                   .75%
Class C                                         .25%                   .75%
Class R                                         .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD                 MLPF&S

Class A                                    $ 222,557             $2,983,163
Class I                                    $   7,264             $   82,420


For the six months ended April 30, 2005, MLPF&S received contingent deferred sales charges of $668,040 and $147,597 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $684 relating to transactions subject to front-end sales charge waivers in Class A.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2005, the Fund lent securities with a value of $5,770,750. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2005, MLIM, LLC received $30,531 in securities lending agent fees.


In addition, MLPF&S received $308,099 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2005, the Fund reimbursed MLIM $99,250 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $1,787,973,694 and $1,243,770,647, respectively.

Transactions in call options written for the six months ended April 30, 2005 were as follows:


                                               Number of           Premiums
                                               Contracts           Received

Outstanding call options written,
   beginning of period                           177,498    $    23,690,958
Options written                                  114,859         23,169,502
Options exercised                               (94,946)       (12,320,512)
Options expired                                 (35,689)        (4,231,689)
Options closed                                   (2,480)           (84,317)
                                         ---------------    ---------------
Outstanding call options written,
   end of period                                 159,242    $    30,223,942
                                         ===============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,075,535,696 and $1,422,983,251, for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                   22,025,392    $   362,045,941
Automatic conversion of shares                13,735,415        226,523,572
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                           5,750,065         93,093,547
                                         ---------------    ---------------
Total issued                                  41,510,872        681,663,060
Shares redeemed                             (17,873,283)      (293,992,127)
                                         ---------------    ---------------
Net increase                                  23,637,589    $   387,670,933
                                         ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


Class A Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                   29,413,964    $   446,285,057
Automatic conversion of shares                25,674,787        391,158,919
Shares issued resulting from
   reorganization                                370,669          5,621,877
Shares issued to shareholders in
   reinvestment of dividends                   5,384,687         78,909,584
                                         ---------------    ---------------
Total issued                                  60,844,107        921,975,437
Shares redeemed                             (29,803,044)      (453,494,611)
                                         ---------------    ---------------
Net increase                                  31,041,063    $   468,480,826
                                         ===============    ===============


Class B Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                   15,352,524    $   247,464,068
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               3,152,504         50,124,809
                                         ---------------    ---------------
Total issued                                  18,505,028        297,588,877
                                         ---------------    ---------------
Automatic conversion of shares              (14,010,727)      (226,523,572)
Shares redeemed                             (11,704,028)      (188,621,536)
                                         ---------------    ---------------
Total redeemed                              (25,714,755)      (415,145,108)
                                         ---------------    ---------------
Net decrease                                 (7,209,727)    $ (117,556,231)
                                         ===============    ===============


Class B Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                   31,224,000    $   464,115,619
Shares issued resulting from
   reorganization                              5,057,375         75,279,586
Shares issued to shareholders in
   reinvestment of dividends                   3,121,229         44,694,557
                                         ---------------    ---------------
Total issued                                  39,402,604        584,089,762
                                         ---------------    ---------------
Automatic conversion of shares              (26,184,628)      (391,158,919)
Shares redeemed                             (23,048,347)      (342,963,009)
                                         ---------------    ---------------
Total redeemed                              (49,232,975)      (734,121,928)
                                         ---------------    ---------------
Net decrease                                 (9,830,371)    $ (150,032,166)
                                         ===============    ===============


Class C Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                   36,257,061    $   568,977,250
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               2,944,387         45,549,662
                                         ---------------    ---------------
Total issued                                  39,201,448        614,526,912
Shares redeemed                              (7,429,327)      (116,461,773)
                                         ---------------    ---------------
Net increase                                  31,772,121    $   498,065,139
                                         ===============    ===============


Class C Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                   55,170,866    $   801,189,226
Shares issued resulting from
   reorganization                              2,102,491         30,484,584
Shares issued to shareholders in
   reinvestment of dividends                   1,792,271         25,154,700
                                         ---------------    ---------------
Total issued                                  59,065,628        856,828,510
Shares redeemed                              (9,466,353)      (137,495,407)
                                         ---------------    ---------------
Net increase                                  49,599,275    $   719,333,103
                                         ===============    ===============


Class I Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                   23,719,585    $   390,902,661
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               3,272,348         53,110,212
                                         ---------------    ---------------
Total issued                                  26,991,933        444,012,873
Shares redeemed                              (9,232,163)      (152,176,410)
                                         ---------------    ---------------
Net increase                                  17,759,770    $   291,836,463
                                         ===============    ===============


Class I Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                   37,884,864    $   578,373,183
Shares issued resulting from
   reorganization                                111,983          1,702,701
Shares issued to shareholders in
   reinvestment of dividends                   2,990,700         44,006,866
                                         ---------------    ---------------
Total issued                                  40,987,547        624,082,750
Shares redeemed                             (16,960,674)      (258,457,830)
                                         ---------------    ---------------
Net increase                                  24,026,873    $   365,624,920
                                         ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Notes to Financial Statements (concluded)



Class R Shares for the
Six Months Ended                                                     Dollar
April 30, 2005                                    Shares             Amount

Shares sold                                    1,460,749    $    23,587,434
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                  44,804            711,032
                                         ---------------    ---------------
Total issued                                   1,505,553         24,298,466
Shares redeemed                                (542,560)        (8,779,074)
                                         ---------------    ---------------
Net increase                                     962,993    $    15,519,392
                                         ===============    ===============


Class R Shares for the Year                                          Dollar
Ended October 31, 2004                            Shares             Amount

Shares sold                                    1,726,216    $    25,964,499
Shares issued to shareholders in
   reinvestment of dividends                       9,241            136,575
                                         ---------------    ---------------
Total issued                                   1,735,457         26,101,074
Shares redeemed                                (433,525)        (6,524,506)
                                         ---------------    ---------------
Net increase                                   1,301,932    $    19,576,568
                                         ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At April 30, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $4,876,000.


7. Capital Loss Carryforward:
On October 31, 2004, the Fund had a net capital loss carryforward of $28,584,329, of which $21,351,156 expires in 2008, $5,337,789 expires in
2009 and $1,895,384 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Dennis W. Stattman, Vice President and
  Senior Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin
A. Ryan, Director of Merrill Lynch Global Allocation Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 20, 2005